As filed with the Securities and Exchange Commission on December 19, 2024
Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐

Nuveen Churchill Direct Lending Corp.
(Exact name of registrant as specified in charter)
375 Park Avenue, 9th Floor
New York, New York 10152
(212) 478-9200
(Address and telephone number, including area code, of principal executive offices)
John McCally, Esq.
General Counsel
Churchill Asset Management LLC
8500 Andrew Carnegie Blvd
Charlotte, NC 28262
(Name and address of agent for service)

COPIES TO:
Steven B. Boehm, Esq.
Payam Siadatpour, Esq.
Sara Sabour Nasseri, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, D.C. 20001
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate date of commencement of proposed public offering:
From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☒	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to Section 8(c) of the Securities Act.
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _______.
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:_______.
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:_______.
Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PROSPECTUS
Nuveen Churchill Direct Lending Corp.
Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

We are a specialty finance company organized to maximize the total return to our shareholders in the form of current income achieved through primarily investing in senior secured loans to private equity-owned U.S. middle market companies.
Our investment objective is to generate attractive risk-adjusted returns through current income by primarily investing in senior secured loans to private equity-owned U.S. middle market companies, which we define as companies with $10 million to $250 million of annual earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”). We primarily focus on investments in U.S. middle market companies with $10 million to $100 million of annual EBITDA. Our portfolio is comprised primarily of first-lien senior secured debt and unitranche loans (collectively, “Senior Loans”). Although it is not our primary strategy, we also opportunistically invest in junior capital opportunities, including second-lien loans, subordinated debt and equity co-investments and similar equity-related securities (collectively, “Junior Capital Investments”). Subject to the pace and amount of investment activity in our middle market investment program, our portfolio also may be comprised of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “high yield” or “junk”.
We are an externally managed, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are managed by our investment adviser, Churchill DLC Advisor LLC, and our investment sub-adviser, Churchill Asset Management LLC. We have elected, and intend to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a BDC and a RIC, we are required to comply with certain regulatory requirements.
We may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities”. The preferred stock, subscription rights, debt securities and warrants offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value (“NAV”) per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our NAV per share (i) in connection with a rights offering to our existing shareholders, (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common shareholders or (iii) under such other circumstances as the SEC may permit.
The securities may be offered directly to one or more purchasers, including to existing shareholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” in this prospectus. We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.
Our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “NCDL”. On December 17, 2024, the sales price on the NYSE for our common stock was $17.06 per share.
This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered. Please keep this prospectus for future reference. We also file annual, quarterly, and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 375 Park Avenue, 9th floor, New York, NY 10152, calling us at (212) 478-9200 or visiting our corporate website located at www.ncdl.com. Information on our website is not incorporated into or a part of this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains this information.

An investment in our securities is very risky and highly speculative. Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 9 of this prospectus, in Part I, Item 1A of our most recent Annual Report on Form 10-K, in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q and in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we may authorize for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference in this prospectus, to read about factors you should consider, including the risk of leverage, before investing in our securities.
Neither the SEC nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is December 19, 2024

i

ABOUT THIS PROSPECTUS
This prospectus is part of an automatic shelf registration statement that we have filed with the SEC as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act, we may offer, from time to time, in one or more offerings, our common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of our offerings of securities that we may conduct pursuant to this prospectus. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering.
We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we incorporate by reference in this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference in this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and any applicable prospectus supplements and any related free writing prospectus, together with any exhibits and the additional information described in the sections titled “Available Information,” “Incorporation of Certain Information by Reference,” “Prospectus Summary” and “Risk Factors” in this prospectus.
This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information” in this prospectus.
In this prospectus, except where the context suggests otherwise:
•the terms “we,” “us,” “our,” and “Company,” refer to Nuveen Churchill Direct Lending Corp. (f/k/a Nuveen Churchill BDC Inc.) (and, if required by context, (i) prior to December 31, 2019 to Churchill Middle Market CLO V Ltd. (the “Predecessor Entity”), and (ii) following December 31, 2019 on a consolidated basis with the Predecessor Entity);
•the term “the Adviser” refers to Churchill DLC Advisor LLC (f/k/a Nuveen Churchill Advisors LLC), which serves as our investment adviser, pursuant to the Amended and Restated Investment Advisory Agreement, dated January 29, 2024 (the “Advisory Agreement”);
•the term “Churchill” or “Sub-Adviser” refers to Churchill Asset Management LLC, which serves as our investment sub-adviser as delegated by the Adviser pursuant to the Sub-Advisory Agreement between the Adviser and Churchill (initially dated December 31, 2019 and amended and restated on December 11, 2020, October 7, 2021 and March 8, 2022, the “CAM Sub-Advisory Agreement”);
•the term “Nuveen Asset Management” refers to Nuveen Asset Management, LLC, which, acting through its leveraged finance division, may manage certain of our liquid investments pursuant to a sub-investment advisory agreement, dated January 29, 2024, by and among the Adviser, Churchill and Nuveen Asset Management (the “NAM Sub-Advisory Agreement” and, together with the Advisory Agreement and the CAM Sub-Advisory Agreement, the “Advisory Agreements”);
•the term “Advisers” collectively refers to the Adviser, Churchill and Nuveen Asset Management; and
ii

•the term “Administrator” refers to Churchill BDC Administration LLC (f/k/a Nuveen Churchill Administration LLC), which serves as our administrator, pursuant to the Administration Agreement, dated December 31, 2019 (the “Administration Agreement”).
Each of the Adviser, Churchill and Nuveen Asset Management are investment advisers registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are controlled by Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”), a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and the companion organization of College Retirement Equities Fund.
Statistical and market data used in this prospectus has been obtained from independent industry sources and publications. We have not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See “Cautionary Statement Regarding Forward-Looking Statements”.
You should rely only on the information contained in this prospectus, any prospectus supplement or in any free writing prospectus prepared by, or on behalf of, us or to which we have referred you. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus, any prospectus supplement or in any free writing prospectus prepared by, or on behalf of, us or to which we have referred you. You must not rely upon any information or representation not contained in this prospectus, any such prospectus supplements or free writing prospectuses as if we had authorized it. This prospectus, any such prospectus supplements or free writing prospectuses do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in, or incorporated by reference in, this prospectus, any such prospectus supplements or free writing prospectuses is, or will be, accurate as of the dates on their respective covers. Our business, financial condition, results of operations and prospects may have changed since then.
iii

PROSPECTUS SUMMARY
This summary highlights some of the information included elsewhere in this prospectus or incorporated by reference. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus.
Overview
We are a specialty finance company focused primarily on investing in senior secured loans to private equity-owned U.S. middle market companies. We are externally managed by our Adviser, Churchill DLC Advisor LLC, and through our Sub-Advisers, Churchill Asset Management LLC and Nuveen Asset Management. Our Adviser and our Sub-Advisers are affiliates and subsidiaries of Nuveen, the investment management division of TIAA and one of the largest asset managers globally. We invest in directly originated senior secured loans that typically pay floating interest rates and are senior in the capital structure to junior debt and equity, as we believe these loans offer us more attractive risk-adjusted returns and stronger protections than investments in the traditional public debt capital markets. We seek to partner with high quality, private equity-owned middle market companies that have strong management teams executing on long-term growth strategies. Additionally, the private equity sponsors that own the businesses we lend to typically have the ability and strong incentive to support their portfolio companies by providing additional capital and managerial and operational assistance. We believe this support could potentially enhance the performance of our portfolio companies and provide additional protections for our investments.
We were formed as a Delaware limited liability company in March 2018 and we converted into a Maryland corporation in June 2019. We are a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, we have elected, and intend to qualify annually, to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code.
On January 29, 2024, we closed our initial public offering (“IPO”), issuing 5.5 million shares of common stock at a public offering price of $18.05. We received cash proceeds of approximately $99.3 million. Our common stock began trading on the NYSE under the symbol “NCDL” on January 25, 2024.
Our investment objective is to generate attractive risk-adjusted returns through current income by investing primarily in senior secured loans to private equity-owned U.S. middle market companies, which we define as companies with $10 million to $250 million of EBITDA. We primarily focus on investments in U.S. middle market companies with $10 million to $100 million of EBITDA, which we consider the core middle market. The Company focuses on Senior Loans, and will also opportunistically invest in Junior Capital Investments.
Each of the Adviser, Churchill and Nuveen Asset Management are investment advisers registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are controlled by Nuveen. Nuveen is the investment management arm of TIAA, a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and the companion organization of College Retirement Equities Fund.
Churchill DLC Advisor LLC (f/k/a Nuveen Churchill Advisors LLC) serves as our investment adviser pursuant to the Advisory Agreement. The Adviser is responsible for the overall management of our activities pursuant to the Advisory Agreement.
The Adviser has delegated substantially all of its daily portfolio management obligations as set forth in the Advisory Agreement to Churchill pursuant to the CAM Sub-Advisory Agreement, which was approved by our board of directors (the “Board”), including a majority of directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of us, the Advisers, or of any of their respective affiliates (the “independent directors”). The Adviser has general oversight over the investment process on our behalf and manages our capital structure, including, but not limited to, asset and liability management. The Adviser also has ultimate responsibility for our performance under the terms of the Advisory Agreement.
Churchill provides investment advisory and management services to us. Under the terms of the CAM Sub-Advisory Agreement, Churchill: (i) identifies, evaluates and negotiates the structure of investments (including performing due diligence on prospective portfolio companies); (ii) closes and monitors investments; and (iii) determines the securities and other assets to be purchased, retained or sold.
The Adviser and Churchill have engaged Nuveen Asset Management, acting through its leveraged finance division, to manage certain of our liquid investments. Subject to the pace and amount of investment activity in our middle market investment program, a portion of our portfolio may be comprised of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments. The percentage of our portfolio allocated to the liquid investment strategy managed by Nuveen Asset Management will be at the discretion of Churchill.
See “Business” in our most recent Annual Report on Form 10-K for additional information about us.
Risk Factors
Our business is subject to numerous risks, as described in the section titled “Risk Factors” in the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the documents that are incorporated by reference in this prospectus, including the section titled “Risk Factors” included in our most recent Annual Report on Form 10-K, in our most recent Quarterly Report on Form 10-Q, as well as in any of our subsequent SEC filings. Risks involved in an investment in us include:
We are subject to risks related to our business and structure.
•We depend upon the senior management of Churchill for our success, and upon its access to the investment professionals of Nuveen and its affiliates.
•There may be conflicts related to obligations that senior investment professionals of Churchill and members of its investment committee have to other clients. There may be conflicts related to the investment and related activities of TIAA, Nuveen and Churchill.
•The recommendations given to us by Churchill may differ from those rendered to its other clients.
•Our management and incentive fee structure may create incentives for Churchill and certain of its investment professionals that are not fully aligned with the interests of our shareholders.
•Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
•We will be subject to U.S. federal income tax at corporate rates if we are unable to qualify or maintain qualification as a RIC under Subchapter M of the Code.
•Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital.
•We are exposed to risks associated with changes in interest rates.
•Many of our portfolio investments will be recorded at fair value as determined in good faith by the Adviser, and, as a result, there may be uncertainty as to the value of our portfolio investments.
•We may experience fluctuations in our quarterly operating results.
•Global economic, political and market conditions may adversely affect our business or cause us to alter our business strategy.
•We are currently operating in a period of significant market disruption and economic uncertainty, which may have a negative impact on our business, financial condition and operations.
•New or modified laws or regulations governing our operations could adversely affect our business.

•The failure of cybersecurity protection systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.
We are subject to risks related to our operations.
•Economic recessions or downturns could impair our portfolio companies and harm our operating results.
•We intend to invest in middle market, privately owned companies, which may present a greater risk of loss than loans to larger companies.
•We may be subject to risks associated with our investments in Senior Loans, unitranche secured loans and securities, junior debt securities, “covenant-lite” loans and equity-related securities.
•The lack of liquidity in our investments may adversely affect our business.
•Defaults by our portfolio companies will harm our operating results.
We are subject to risks related to an investment in our shares.
•Purchases of our shares of common stock by us under the Company’s share repurchase program may result in the price of our shares of common stock being higher than the price might otherwise exist in the open market and may result in dilution in our NAV per share.
•Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

OFFERINGS
We may offer, from time to time, our common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of each offering.
Our securities may be offered directly to one or more purchasers, including to existing shareholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” in this prospectus and “Underwriting” in any applicable prospectus supplement. We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.
Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

NYSE Symbol for our common stock	“NCDL”

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses and distributions to our shareholders and for general corporate purposes, and other working capital needs. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our BDC election and our election to be taxed as a RIC. See “Use of Proceeds” in this prospectus.

Distributions
We intend to pay quarterly distributions to our shareholders out of assets legally available for distribution, as determined by our Board in its discretion and in accordance with the RIC requirements.
The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year. Future quarterly distributions, if any, will be determined by our Board. See “Distributions” in this prospectus.
To maintain our tax treatment as a RIC, we must make certain distributions. See “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

Taxation
We have elected to be treated for U.S federal income tax purposes, and intend to comply with the requirements to continue to qualify annually as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to U.S. federal income tax on any net ordinary income or capital gains that are timely distributed to our shareholders as distributions. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually to our shareholders at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Certain U.S. Federal Income Tax Considerations” in this prospectus.

Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan for our shareholders. As a result of the foregoing, if our Board authorizes, and we declare, a cash dividend or distribution, shareholders that do not “opt out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares rather than receiving cash. There will be no up-front selling commissions or dealer manager fees to you if you elect to participate in the dividend reinvestment plan. We will pay the plan administrator fees under the dividend reinvestment plan.
Shareholders who receive dividends and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as shareholders who elect to receive their distributions in cash; however, because their cash dividends will be reinvested, those shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”

Management Arrangements	We are managed by our investment adviser, Churchill DLC Advisor LLC, and our investment sub-adviser, Churchill Asset Management LLC. See “Business” in our most recent Annual Report on Form 10-K for additional information about our adviser and sub-adviser.

Trustee	U.S. Bank Trust Company, National Association will serve as the trustee under the indenture

Available Information
We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. This information is also available on the SEC’s website and you should not consider information contained on the SEC’s website to be part of this prospectus unless incorporated by reference therein. See “Incorporation of Certain Information by Reference.”

Incorporation of certain information by reference
This prospectus is part of a registration statement that we have filed with the SEC. We may “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that information. Any reports filed by us with the SEC subsequent to the date of this prospectus until we have sold all of the securities offered by this prospectus or the offering is otherwise terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. See “Incorporation of Certain Information by Reference” in this prospectus.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Actual costs and expenses may be greater than the percentage estimates in the table below. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you”, “NCDL”, or “us” or that “we”, “NCDL”, or the “Company” will pay fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in us.

Shareholder transaction expenses (as a percentage of offering price):
Sales load paid	—	(1)
Offering expenses borne by us	—	(2)
Dividend reinvestment plan expenses	—	(3)
Total shareholder transaction expenses	—%
Annual expenses (as a percentage of net assets attributable to common stock)
Management fee	1.93%	(4)
Incentive fees	1.75%	(5)
Interest payments on borrowed funds	7.92%	(6)
Other expenses	0.69%	(7)
Total annual expenses	12.29%
__________________
(1)In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)The prospectus supplement corresponding to each offering will disclose the applicable estimated amount of offering expenses of the offering and the offering expenses borne by us as a percentage of the offering price.
(3)The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. There will be no brokerage charges or other charges to shareholders who participate in the plan. For additional information, see “Dividend Reinvestment Plan” in this prospectus.
(4)The management fee is 0.75% of our Average Total Assets for the first five quarters beginning with the calendar quarter in which the IPO was consummated (i.e., beginning with the calendar quarter ending March 31, 2024 through the calendar quarter ending March 31, 2025), and thereafter, the management fee will step up to 1.00% of Average Total Assets. The management fee reflected in the table above is based on the terms of the Advisory Agreement, and is calculated by determining the ratio that the management fee of 1.00% bears to our net assets attributable to common stock (rather than our total assets). The management fee referenced in the table above is annualized and is based on each quarter’s Average Total Assets for the nine months ended September 30, 2024. The estimate of our management fee referenced in the table assumes that our Average Total Assets are 2.04x our average net assets, calculated utilizing the average of the most recent four quarters Total Assets over the average of the most recent four quarters net assets. The current effective management fee based on the Advisory Agreement, inclusive of the fee waiver for the first five quarters beginning with the calendar quarter in which the IPO was consummated, is not considered in the above table.
(5)Under the Advisory Agreement, the Adviser will waive both the incentive fee on income and incentive fee on capital gains for the first five quarters beginning in which the IPO was consummated. After the completion of the first five quarters beginning with the calendar quarter in which the IPO was consummated, an incentive fee will be payable to the Adviser, consisting of two parts that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee will be based on income and a portion will be based on our capital gains. The fee waiver is not considered in the above table, which is based on actual pre-incentive net investment income and capital gains incurred during the nine months ended September 30, 2024, annualized for a full year.
(6)As of September 30, 2024, we had in place two special purpose vehicle asset credit facilities (the “Wells Fargo Financing Facility” and the “SMBC Financing Facility”), a revolving credit facility (the “Revolving Credit Facility”), and three term debt securitizations (the “2022 Debt Securitization,” “2023 Debt Securitization,” and the “2024 Debt Securitization”). Interest payments on borrowed funds referenced in the table above represent our estimated annual interest payments (inclusive of unused fees and financing costs) based on our annualized actual interest expense (inclusive of unused fees and financing costs) under the Wells Fargo Financing Facility, the SMBC Financing Facility, the Revolving Credit Facility, the notes offered in the 2022 Debt Securitization, the notes offered in the 2023 Debt Securitization, and the notes offered in the 2024 Debt Securitization. The assumed weighted average interest rate on our total debt outstanding was 7.70% (inclusive of unused fees) for the nine months ended September 30, 2024. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may issue additional debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act. See “Item 1 — Financial Statements — Note 6. Secured Borrowings” in our most recent Quarterly Report on Form 10-Q.
(7)Other expenses referenced in the table above represent our estimated annual other expenses based on actual amounts incurred by us during the nine months ended September 30, 2024. Other expenses include, but are not limited to, overhead expenses, such as payments under the Administration Agreement for certain expenses incurred by the Administrator. See “Item 1 — Financial Statements— Note 5. Related Party Transactions” in our most recent Quarterly Report on Form 10-Q.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses. See footnote 6 above for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return without realization of any capital gains	$105	$297	$467	$809
The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.
While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Management Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return completely in the form of net realized capital gains	$107	$307	$485	$835
The example assumes no sales load. In addition, while the examples assume reinvestment of all distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date. The market price per share of our common stock may be at, above or below NAV. See “Dividend Reinvestment Plan” in this prospectus for additional information regarding the dividend reinvestment plan.

FINANCIAL HIGHLIGHTS
The financial highlights as of and for each of the years ended December 31, 2019 through December 31, 2023 are set forth in Note 9 to our audited consolidated financial statements appearing in our most recent Annual Report on Form 10-K, which are incorporated by reference in this prospectus. The financial highlights have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference into this prospectus, any other documents incorporated by reference in this prospectus or the accompanying prospectus supplement.

RISK FACTORS
Investing in our securities involves a high degree of risk. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K, the section titled “Item 1A. Risk Factors” in our most recent Quarterly Report on Form 10-Q, and any subsequent filings we have made with the SEC that are incorporated by reference into this prospectus, together with other information in this prospectus, the documents incorporated by reference in this prospectus or any prospectus supplement, and any free writing prospectus that we may authorize for use in connection with this offering. The risks and uncertainties described in these documents could materially adversely affect our business, financial condition, and results of operations. The risks described in these documents are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our NAV and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Cautionary Statement Regarding Forward-Looking Statements.”

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This prospectus, including the documents that we incorporate by reference herein and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, may contain forward-looking statements that involve substantial risks and uncertainties, including statements regarding our future financial condition, business strategy, and plans and objectives of management for future operations. All statements other than statements of historical facts, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. Any such forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions.
Words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “potential”, “project”, “seek”, “should”, “target”, “will”, “would” or variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus, any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, involve risks and uncertainties, including statements as to:
•our future operating results;
•our business prospects and the prospects of our portfolio companies;
•the dependence of our future success on the general economy and its impact on the industries in which we invest;
•the impact of a protracted decline in the liquidity of credit markets on our business;
•the impact of increased competition;
•an economic downturn and its impact on the ability of our portfolio companies to operate and the investment opportunities available to us;
•the impact of interest rate volatility on our business and our portfolio companies;
•the impact of supply chain constraints and labor difficulties on our portfolio companies and the global economy;
•the level of inflation, and its impact on our portfolio companies and on the industries in which we invest;
•the impact of geopolitical conditions, including the ongoing conflict between Ukraine and Russia and the ongoing war in the Middle East, and its impact on financial market volatility, global economic markets, and various sectors, industries, and markets for commodities globally, such as oil and natural gas;
•our contractual arrangements and relationships with third parties;
•the valuation of our investments in portfolio companies, particularly those having no liquid trading market;
•actual and potential conflicts of interest with the Advisers, and/or their respective affiliates;
•the ability of our portfolio companies to achieve their objectives;
•the use of borrowed money to finance a portion of our investments;
•the adequacy of our financing sources and working capital;
•the timing of cash flows, if any, from the operations of our portfolio companies;

•the ability of the Advisers to locate suitable investments for us and to monitor and administer our investments;
•the ability of the Advisers or their respective affiliates to attract and retain highly talented professionals;
•our ability to qualify and maintain our qualifications as a RIC and operate as a BDC;
•the impact of future legislation and regulation on our business and our portfolio companies;
•our ability to qualify and maintain our qualifications as a RIC and operate as a BDC; and
•the impact of future legislation and regulation on our business and our portfolio companies.
These risks and uncertainties include those described or identified in “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K, in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, and elsewhere in this prospectus, any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference. You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the applicable date of this prospectus, any applicable prospectus supplement or free writing prospectus, including any documents incorporated by reference, and while we believe such information forms, or will form, a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements.

USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses, to pay distributions to our shareholders and for general corporate purposes, and other working capital needs. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The applicable prospectus supplement or a free writing prospectus that we have authorized for use relating to an offering will more fully identify the use of the proceeds from such offering.
We estimate that it will take less than six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal.
Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period.

PRICE RANGE OF COMMON STOCK
Our common stock commenced trading on the NYSE under the symbol “NCDL” on January 25, 2024. The following table sets forth, for each fiscal quarter since our common stock commenced trading on the NYSE, (i) the NAV per share of our common stock as of the applicable period end, (ii) the range of high and low closing sales prices of our common stock as reported on the NYSE during the applicable period, and (iii) the closing high and low sales prices as a premium (discount) to NAV during the applicable period.

	NAV	Closing Sales Price(3)		Premium (Discount) of High Closing Sales to	Premium (Discount) of Low Closing Sales to
Fiscal Year Ending	Per Share(2)	High	Low	NAV(4)	NAV(4)
December 31, 2024
Fourth Quarter(1)	$ *	$17.63	$16.82	*	*
Third Quarter	$18.15	$17.92	$16.45	(1.27)%	(9.37)%
Second Quarter	$18.03	$17.98	$17.02	(0.28)%	(5.60)%
First Quarter	$18.21	$18.06	$16.11	(0.82)%	(11.53)%
__________________
(1)Period from October 1, 2024 through December 17, 2024.
(2)NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(3)Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for distributions.
(4)Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
*Not determinable at the time of filing.
On December 17, 2024, the last reported sales price of our common stock was $17.06 per share. As of December 17, 2024, we had 79 shareholders of record whose shares are held in the names of brokers, dealers, funds, trusts and clearing agencies.
Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since our initial public offering on January 25, 2024, our shares of common stock have traded at a discount to the net assets attributable to those shares. As of December 17, 2024, our shares of common stock traded at a discount of approximately 6.32% of the NAV attributable to those shares as of September 30, 2024. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

DISTRIBUTIONS
We intend to pay quarterly distributions to our shareholders in amounts sufficient to maintain our status as a RIC. We intend to distribute approximately our entire net investment income on a quarterly basis and substantially all of our taxable income on an annual basis, except that we may retain certain net capital gains for reinvestment. The distributions we pay to our shareholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital, which is a return of a portion of a shareholder’s original investment in our common stock, for U.S. federal income tax purposes. Generally, a return of capital will reduce an investor’s adjusted tax basis in our stock for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year.
We maintain an “opt out” dividend reinvestment plan on behalf of our shareholders, pursuant to which each of our shareholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless the shareholder elects to receive cash.
The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors for the two most recent fiscal years and the current fiscal year to date:

Date Declared	Record Date	Payment Date	Per Share Amount
Year ended December 31, 2024
November 4, 2024	December 31, 2024	January 28, 2025	$0.45
July 31, 2024	September 30, 2024	October 28, 2024	0.45
May 1, 2024	June 28, 2024	July 29, 2024	0.45
January 10, 2024	March 30, 2024	April 29, 2024	0.45
January 10, 2024	February 12, 2025	April 28, 2025	0.10	(3)
January 10, 2024	November 11, 2024	January 28, 2025	0.10	(3)
January 10, 2024	August 12, 2024	October 28, 2024	0.10	(3)
January 10, 2024	May 13, 2024	July 29, 2024	0.10	(3)
			$2.20
Year ended December 31, 2023
December 28, 2023	December 29, 2023	January 10, 2024	$0.50
December 28, 2023	December 29, 2023	January 10, 2024	0.05	(2)
September 28, 2023	September 28, 2023	October 12, 2023	0.50
September 28, 2023	September 28, 2023	October 12, 2023	0.05	(2)
June 28, 2023	June 28, 2023	July 12, 2023	0.50
June 28, 2023	June 28, 2023	July 12, 2023	0.05	(2)
March 30, 2023	March 30, 2023	April 12, 2023	0.50
March 30, 2023	March 30, 2023	April 12, 2023	0.26	(1)
			$2.41
Year ended December 31, 2022
December 29, 2022	December 29, 2022	January 17, 2023	$0.50
September 28, 2022	September 28, 2022	October 11, 2022	0.47
June 30, 2022	June 30, 2022	July 12, 2022	0.43
March 30, 2022	March 31, 2022	April 12, 2022	0.41
			$1.81
__________________
(1)Represents a special dividend and a supplemental dividend.
(2)Represents a supplemental dividend.
(3)Represents a special dividend.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information contained under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q are incorporated by reference herein.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of September 30, 2024 (unaudited) and as of the end of the fiscal years ended December 31, 2023, 2022, 2021, 2020, and 2019. The report of PricewaterhouseCoopers LLP, our independent registered public accounting firm, on the senior securities table as of December 31, 2023 is attached as an exhibit to the registration statement of which this prospectus is a part.

(in thousands except for per unit data) Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Subscription Facility(5)
December 31, 2022	$—	1,744	—	N/A
December 31, 2021	34,000	1,912	—	N/A
December 31, 2020	17,500	1,820	—	N/A
Wells Fargo Financing Facility
September 30, 2024 (unaudited)	$95,000	1,899	—	N/A
December 31, 2023	231,000	1,786	—	N/A
December 31, 2022	111,300	1,744	—	N/A
December 31, 2021	231,600	1,912	—	N/A
December 31, 2020	146,135	1,820	—	N/A
December 31, 2019	118,435	1,552	—	N/A
SMBC Financing Facility
September 30, 2024 (unaudited)	$122,500	1,899	—	N/A
December 31, 2023	37,377	1,786	—	N/A
December 31, 2022	252,147	1,744	—	N/A
December 31, 2021	144,447	1,912	—	N/A
December 31, 2020	28,547	1,820	—	N/A
CLO-I
September 30, 2024 (unaudited)	$342,000	1,899	—	N/A
December 31, 2023	342,000	1,786	—	N/A
December 31, 2022	342,000	1,744	—	N/A
CLO-II
September 30, 2024 (unaudited)	$214,714	1,899	—	N/A
December 31, 2023	215,000	1,786	—	N/A
CLO-III
September 30, 2024 (unaudited)	$215,000	1,899	—	N/A
Revolving Credit Facility
September 30, 2024 (unaudited)	$112,750	1,899	—	N/A
December 31, 2023	126,500	1,786	—	N/A
_______________
(1)Total amount of each class of senior securities outstanding at the end of the period presented.
(2)Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)Not applicable because the senior securities are not registered for public trading.
(5)The Subscription Facility expired on September 8, 2023.

THE COMPANY
The information contained under the caption “Business – Our Company” in Part 1, Item 1 of our most recent Annual Report on Form 10-K and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of our most recent Quarterly Report on Form 10-Q are incorporated by reference herein.

PORTFOLIO COMPANIES
The following table sets forth certain information as of September 30, 2024 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.
For more information relating to the Company’s investments, see the Company’s audited and interim financial statements incorporated by reference in this prospectus.

Portfolio Company (1) (2)	Portfolio Company Address	Footnotes	Investment	Spread Above Reference Rate (3)		Interest Rate (3)	Maturity Date	Par Amount	Amortized Cost	Fair Value (4)	% of Net Assets (5)
Investments
Debt Investments
Aerospace & Defense
AEgis Technologies	4601 North Fairfax Drive, Arlington, VA, 22203, United States	(6) (12) (13)	First Lien Term Loan	S +	6.00%	10.70%	10/31/2025	$14,548	$14,510	$14,352	1.45%
AEgis Technologies		(6) (12) (13)	First Lien Term Loan	S +	6.00%	10.70%	10/31/2025	3,022	2,998	2,982	0.30%
Arotech Corporation	1229 Oak Valley Drive, Ann Arbor, MI, 48108, United States	(6) (13)	First Lien Term Loan	S +	6.25%	11.20%	10/22/2026	15,004	14,437	15,004	1.51%
Arotech Corporation (Delayed Draw)		(6) (12)	First Lien Term Loan	S +	6.25%	11.29%	10/22/2026	730	704	730	0.07%
BTX Precision	1800 Greenleaf Avenue, Elk Grove Village, IL, 60007, United States	(12)	First Lien Term Loan	S +	5.00%	9.85%	7/25/2030	1,571	1,551	1,552	0.16%
BTX Precision (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.00%	9.85%	7/25/2030	539	(3)	(6)	—%
BTX Precision (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.00%	9.85%	7/25/2030	359	—	(4)	—%
Precision Aviation Group	900 Circle 75 Parkway, Atlanta, GA, 30339, United States	(6) (12) (13)	First Lien Term Loan	S +	5.25%	9.85%	12/21/2029	14,927	14,654	14,775	1.50%
Precision Aviation Group (Delayed Draw)		(12)	First Lien Term Loan	S +	5.25%	9.97%	12/21/2029	4,948	4,905	4,898	0.49%
Prime Buyer, L.L.C.	13505 North Haggerty Road, Plymouth, MI, 48170, United States	(6)	First Lien Term Loan	S +	5.25%	10.20%	12/22/2026	6,501	6,458	6,501	0.66%
Turbine Engine Specialists	600 Railhead Road, Fort Worth, TX, 76106, United States	(12)	Subordinated Debt	S +	9.50%	14.25%	3/1/2029	2,537	2,482	2,533	0.26%
Valkyrie / Hill Technical Solutions	2877 Guardian Lane, Virginia Beach, VA, 23452, United States	(12)	Subordinated Debt	N/A		10.50% (Cash) 1.00% (PIK)	11/17/2027	2,858	2,821	2,813	0.28%
Total Aerospace & Defense									65,517	66,130	6.68%

Automotive
Covercraft	100 Enterprise Boulevard, Pauls Valley, OK, 73075, United States	(12)	Subordinated Debt	N/A		10.00% (Cash) 0.75% (PIK)	2/20/2028	7,520	7,432	6,886	0.70%
High Bar Brands	2701 Southwest 18th Street, Owatonna, MN, 55060, United States	(12)	Subordinated Debt	N/A		13.00%	6/19/2030	2,088	2,041	2,060	0.21%
High Bar Brands (Delayed Draw)		(11) (12)	Subordinated Debt	N/A		13.00%	6/19/2030	596	(7)	(8)	—%
JEGS Automotive	101 Jegs Place, Delaware, OH, 43015, United States	(6) (16)	First Lien Term Loan	S +	6.00%	11.43%	12/22/2027	3,988	3,965	2,556	0.26%
PGW Auto Glass	51 Dutilh Road, Cranberry, PA, 16066, United States	(6) (13)	First Lien Term Loan	S +	5.00%	10.43%	4/18/2028	12,563	12,482	12,493	1.26%
PGW Auto Glass		(12)	First Lien Term Loan	S +	5.00%	10.25%	4/18/2028	2,431	2,408	2,418	0.24%
Randy's Worldwide Automotive	10411 Airport Road, Everett, WA, 98204, United States	(6) (9) (12) (13)	First Lien Term Loan	S +	6.25%	11.54%	11/1/2028	11,053	10,886	10,928	1.10%
Randy's Worldwide Automotive (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	6.25%	11.51%	11/1/2028	3,747	1,111	1,069	0.11%
S&S Truck Parts	600 West Irving Park Road, Schaumburg, IL, 60193, United States	(6)	First Lien Term Loan	S +	5.00%	10.39%	3/1/2029	6,806	6,757	6,737	0.68%
S&S Truck Parts		(6)	First Lien Term Loan	S +	5.00%	10.39%	3/1/2029	1,150	1,142	1,139	0.11%
S&S Truck Parts (Delayed Draw)		(6)	First Lien Term Loan	S +	5.00%	9.95%	3/1/2029	98	98	97	0.01%
S&S Truck Parts (Delayed Draw)		(6)	First Lien Term Loan	S +	5.00%	10.35%	3/1/2029	1,712	1,712	1,694	0.17%
S&S Truck Parts		(6) (12) (13)	First Lien Term Loan	S +	5.00%	9.95%	3/1/2029	20,084	19,894	19,882	2.01%
Total Automotive									69,921	67,951	6.86%

Banking, Finance, Insurance, Real Estate
Ascend	201 North Union Street, Alexandria, VA, 22314, United States	(12) (13)	First Lien Term Loan	S +	4.50%	9.35%	8/11/2031	7,358	7,285	7,288	0.74%
Ascend (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	4.50%	9.35%	8/11/2031	12,642	(62)	(120)	(0.01%)
Long Term Care Group	935 South Main Street, Greenville, SC, 29601, United States	(6) (9) (12)	First Lien Term Loan	S +	1.00%	6.54% (Cash) 6.00% (PIK)	9/8/2027	7,162	7,140	6,465	0.65%
Patriot Growth (Delayed Draw)	501 Office Center Drive, Fort Washington, PA, 19034, United States	(9) (12)	First Lien Term Loan	S +	5.00%	9.75%	10/16/2028	7,118	7,068	7,040	0.71%
RSC Acquisition Inc (Delayed Draw)	160 Federal Street, Boston, MA, 02110, United States	(6) (9) (12)	First Lien Term Loan	S +	4.75%	9.69%	11/1/2029	9,769	9,769	9,720	0.98%
Vensure	1475 South Price Road, Chandler, AZ, 85224, United States	(9) (12)	First Lien Term Loan	S +	5.00%	9.64%	9/27/2031	2,570	2,545	2,546	0.26%

Vensure (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.00%	9.64%	9/27/2031	730	(4)	(7)	—%
World Insurance Associates, LLC	100 Wood Avenue South, Iselin, NJ, 08830, United States	(6) (9) (12)	First Lien Term Loan	S +	6.00%	10.60%	4/3/2028	14,769	14,759	14,755	1.48%
Total Banking, Finance, Insurance, Real Estate									48,500	47,687	4.81%

Beverage, Food & Tobacco
AmerCareRoyal	420 Clover Mill Road, Exton, PA, 19341, United States	(6)	First Lien Term Loan	S +	5.00%	9.85%	9/10/2030	720	713	713	0.07%
AmerCareRoyal (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.00%	9.85%	9/10/2030	165	—	(2)	—%
AmerCareRoyal (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.00%	9.85%	9/10/2030	115	(1)	(1)	—%
Bardstown Bourbon Company	1500 Parkway Drive, Bardstown, KY, 40004, United States	(12)	Subordinated Debt	S +	7.75%	12.96%	8/30/2027	9,300	9,178	9,214	0.93%
Commercial Bakeries	45 Torbarrie Road, Toronto, Ontario, M3L 1G5, Canada	(6) (7) (10) (13)	First Lien Term Loan	S +	5.50%	10.10%	9/25/2029	17,152	16,858	16,936	1.71%
Commercial Bakeries		(6) (7) (10)	First Lien Term Loan	S +	5.50%	10.60%	9/25/2029	2,029	2,013	2,004	0.20%
Death Wish Coffee	260 Broadway, Saratoga Springs, NY, 12866, United States	(6) (9) (13)	First Lien Term Loan	S +	4.75%	9.45%	9/28/2027	9,725	9,673	9,725	0.98%
Dessert Holdings	30 East 7th Street, Saint Paul, MN, 55101, United States	(6) (9) (12)	Subordinated Debt	S +	7.25%	12.21%	6/8/2029	9,000	8,888	8,014	0.81%
Dessert Holdings		(10) (13) (14)	First Lien Term Loan	S +	4.00%	8.96%	6/9/2028	5,545	5,408	5,263	0.53%
Fresh Edge	4501 Massachusetts Avenue, Indianapolis, IN, 46218, United States	(12)	Subordinated Debt	S +	4.50%	9.92% (Cash) 5.13% (PIK)	4/3/2029	4,006	3,934	3,924	0.40%
Fresh Edge		(12)	Subordinated Debt	S +	4.50%	9.92% (Cash) 5.13% (PIK)	4/3/2029	800	784	783	0.08%
Fresh Edge		(12)	Subordinated Debt	S +	4.50%	9.92% (Cash) 5.13% (PIK)	4/3/2029	947	926	927	0.09%
Handgards, LLC	901 Hawkins Boulevard, El Paso, TX, 79915, United States	(6) (12) (13)	First Lien Term Loan	S +	5.50%	9.86%	4/10/2031	29,925	29,636	30,218	3.05%
KSLB Holdings LLC	1 Tower Lane, Oakbrook Terrace, IL, 60181, United States	(13)	First Lien Term Loan	S +	4.50%	9.90%	7/30/2025	2,828	2,820	2,743	0.28%
Rise Baking	3001 Broadway Street Northeast, Minneapolis, MN, 55413, United States	(6) (9) (13)	First Lien Term Loan	S +	6.25%	11.41%	8/13/2027	14,588	14,465	14,588	1.47%
Rise Baking (Delayed Draw)		(9) (12)	First Lien Term Loan	S +	5.50%	10.66%	8/13/2027	4,421	4,403	4,421	0.45%
Rise Baking		(6) (9) (12) (13)	First Lien Term Loan	S +	5.50%	10.66%	8/13/2027	10,819	10,767	10,819	1.09%

Summit Hill Foods	333 Old Lindale Road Southeast, Rome, GA, 30161, United States	(6)	First Lien Term Loan	S +	5.75%	10.81%	11/29/2029	8,944	8,822	8,910	0.90%
Sunny Sky Products	11747 Windfern Road, Houston, TX, 77064, United States	(6) (12) (13)	First Lien Term Loan	S +	4.75%	9.35%	12/23/2028	7,040	6,979	6,976	0.70%
Sunny Sky Products (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	4.75%	9.35%	12/23/2028	1,773	—	(16)	—%
Tech24	80 International Drive, Greenville, SC, 29615, United States	(6) (12) (13)	First Lien Term Loan	S +	5.75%	10.35%	9/18/2029	13,214	13,011	13,008	1.31%
Tech24 (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.75%	10.64%	9/18/2029	4,828	2,194	2,135	0.22%
Watermill Express (Delayed Draw)	1177 South 4th Avenue, Brighton, CO, 80601, United States	(9) (11) (12)	First Lien Term Loan	S +	5.75%	10.50%	7/5/2029	2,376	574	580	0.06%
Watermill Express (Delayed Draw)		(9) (12)	First Lien Term Loan	S +	5.75%	10.60%	7/5/2029	3,170	3,170	3,170	0.32%
Watermill Express		(6) (9) (13)	First Lien Term Loan	S +	5.75%	10.50%	7/5/2029	6,327	6,270	6,327	0.64%
Watermill Express		(6) (9)	First Lien Term Loan	S +	5.75%	10.50%	7/5/2029	3,229	3,213	3,229	0.33%
Watermill Express (Delayed Draw)		(6) (9)	First Lien Term Loan	S +	5.75%	10.50%	7/5/2029	312	312	312	0.03%
Total Beverage, Food & Tobacco									165,010	164,920	16.65%

Capital Equipment
Clean Solutions Buyer	119 Poplar Pointe Drive, Mooresville, NC, 28117, United States	(6)	First Lien Term Loan	S +	4.50%	9.35%	9/9/2030	1,000	990	990	0.10%
Crete	3700 South Boulevard, Charlotte, NC, 28209, United States	(6)	First Lien Term Loan	S +	4.75%	9.35%	5/19/2028	4,786	4,755	4,805	0.49%
Crete (Delayed Draw)		(6)	First Lien Term Loan	S +	4.75%	9.87%	5/19/2028	2,823	2,791	2,834	0.29%
Crete (Delayed Draw)		(12)	First Lien Term Loan	S +	4.75%	9.36%	5/19/2028	7,097	7,097	7,125	0.72%
EFC International	1940 Craigshire, Saint Louis, MO, 63146-4008, United States	(12)	Subordinated Debt	N/A		11.00% (Cash) 2.50% (PIK)	5/1/2028	3,248	3,175	3,245	0.33%
E-Technologies / Superior	8614 Jacquemin Drive, West Chester Township, OH, 45069, United States	(6) (13)	First Lien Term Loan	S +	5.50%	10.35%	4/9/2030	7,295	7,226	7,149	0.72%
Firstcall Mechanical Group	P.O. Box 681507, Charlotte, NC, 28216, United States	(12) (13)	First Lien Term Loan	S +	4.75%	9.35%	6/27/2030	9,975	9,878	9,876	1.00%
Firstcall Mechanical Group (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	4.75%	9.61%	6/27/2030	20,000	(24)	(198)	(0.02%)
Helios Buyer, Inc.	4101 Sparks Drive, Grand Rapids, MI, 49546, United States	(6) (9) (13)	First Lien Term Loan	S +	6.00%	10.70%	12/15/2026	6,417	6,387	6,080	0.61%
Helios Buyer, Inc. (Delayed Draw)		(6) (9) (13)	First Lien Term Loan	S +	6.00%	10.70%	12/15/2026	5,565	5,550	5,272	0.53%

Helios Buyer, Inc. (Delayed Draw)		(6) (9) (13)	First Lien Term Loan	S +	6.00%	10.70%	12/15/2026	2,552	2,552	2,417	0.24%
Hyperion	6325 Huntley Road, Worthington, OH, 43085, United States	(12) (13) (14)	First Lien Term Loan	S +	4.50%	9.46%	8/30/2028	2,634	2,630	2,458	0.25%
Ovation Holdings	4419 State Street, Riverdale, IA, 52722, United States	(6) (13)	First Lien Term Loan	S +	5.00%	10.40%	2/5/2029	7,974	7,838	7,967	0.80%
Ovation Holdings (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.00%	10.40%	2/5/2029	1,887	1,526	1,543	0.16%
Precision Surfacing Solutions	501 West Algonquin Road, Mount Prospect, IL, 60056, United States	(12)	First Lien Term Loan	N/A		15.00%	11/30/2024	713	713	713	0.07%
PT Intermediate Holdings III, LLC	1200 Greenbriar Drive, Addison, IL, 60101, United States	(6) (9) (12) (13)	First Lien Term Loan	S +	3.25%	5.33% (Cash) 3.25% (PIK)	4/9/2030	12,222	12,183	12,240	1.24%
PT Intermediate Holdings III, LLC (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	3.25%	5.33% (Cash) 3.25% (PIK)	4/9/2030	1,106	(1)	2	—%
Rhino Tool House	7575 Westwinds Boulevard Northwest, Concord, NC, 28027, United States	(6) (12) (13)	First Lien Term Loan	S +	5.25%	10.43%	4/4/2029	8,737	8,604	8,670	0.88%
Rhino Tool House (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.25%	10.61%	4/4/2029	1,871	1,829	1,821	0.18%
Service Logic	650 South Tryon Street, Charlotte, NC, 28202, United States	(6) (9)	First Lien Term Loan	S +	3.50%	8.31%	10/29/2027	7,939	7,956	7,939	0.80%
Vessco	8217 Upland Circle, Chanhassen, MN, 55317, United States	(6) (9) (12) (13)	First Lien Term Loan	S +	5.25%	10.22%	7/24/2031	13,706	13,570	13,577	1.37%
Vessco (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.25%	9.54%	7/24/2031	4,569	648	627	0.06%
Vessco		(9) (11) (12)	Revolving Loan	S +	5.25%	10.39%	7/24/2031	1,726	(17)	(16)	—%
Total Capital Equipment									107,856	107,136	10.82%

Chemicals, Plastics, & Rubber
Ascensus	200 Dryden Road, Dresher, PA, 19025, United States	(6) (9) (13)	First Lien Term Loan	S +	4.25%	9.20%	6/30/2028	9,656	9,535	8,234	0.83%
Boulder Scientific Company LLC	Post Office Box 548, Mead, CO, 80542, United States	(6)	First Lien Term Loan	S +	5.00%	10.38%	12/28/2025	2,046	2,055	1,973	0.20%
Chroma Color	3900 West Dayton Street, McHenry, IL, 60050-8378, United States	(6)	First Lien Term Loan	S +	6.00%	11.28%	4/23/2029	6,266	6,165	6,220	0.63%
Chroma Color (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	6.00%	11.28%	4/23/2029	1,379	(11)	(10)	—%
Spartech	11650 Lakeside Crossing Court, Maryland Heights, MO, 63146, United States	(6) (9) (12) (13) (14)	First Lien Term Loan	S +	4.75%	10.05%	5/6/2028	14,655	14,598	11,458	1.15%
Total Chemicals, Plastics, & Rubber									32,342	27,875	2.81%

Construction & Building
Allstar Holdings	100-220 Victoria Drive, Vancouver, British Columbia, V5L 0C7, Canada	(12)	Subordinated Debt	N/A		10.00% (Cash) 3.00% (PIK)	4/26/2030	2,162	2,109	2,107	0.21%
Allstar Holdings (Delayed Draw)		(12)	Subordinated Debt	N/A		10.00% (Cash) 3.00% (PIK)	4/26/2030	4,115	4,065	4,010	0.40%
Allstar Holdings (Delayed Draw)		(11) (12)	Subordinated Debt	N/A		10.00% (Cash) 3.00% (PIK)	4/26/2030	6,212	5,142	5,062	0.51%
Erie Construction	3516 Granite Circle, Toledo, OH, 43617, United States	(6) (13)	First Lien Term Loan	S +	4.75%	10.09%	7/30/2027	9,741	9,688	9,741	0.98%
Gannett Fleming	207 Senate Avenue, Harrisburg, PA, 17011-2316, United States	(9) (12) (13)	First Lien Term Loan	S +	4.50%	9.67%	8/5/2030	17,869	17,605	17,606	1.78%
Gannett Fleming		(9) (11) (12)	Revolving Loan	S +	4.50%	9.67%	8/5/2030	2,131	(31)	(31)	—%
Heartland Paving Partners (Delayed Draw)	10351 Naples Street Northeast, Blaine, MN, 55449, United States	(11) (12)	First Lien Term Loan	S +	5.00%	9.60%	8/9/2030	5,714	(14)	(54)	(0.01%)
Heartland Paving Partners (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.00%	9.60%	8/9/2030	5,714	(14)	(54)	(0.01%)
Heartland Paving Partners		(6)	First Lien Term Loan	S +	5.00%	9.60%	8/9/2030	8,571	8,486	8,490	0.87%
ICE USA Infrastructure LLC	110 Midlands Court, West Columbia, SC, 29169, United States	(6) (13)	First Lien Term Loan	S +	5.25%	9.85%	3/15/2030	6,588	6,526	6,524	0.66%
MEI Buyer LLC	421 Water Avenue North East, Albany, OR, 97321, United States	(6) (12) (13)	First Lien Term Loan	S +	5.00%	9.85%	6/29/2029	11,345	11,151	11,347	1.15%
MEI Buyer LLC (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.00%	9.85%	6/29/2029	1,814	(7)	—	—%
RMA Companies (Delayed Draw)	12130 Santa Margarita Court, Rancho Cucamonga, CA, 91730, United States	(6) (10) (12)	First Lien Term Loan	S +	5.75%	10.70%	12/30/2027	4,593	4,586	4,568	0.46%
RMA Companies (Delayed Draw)		(10) (11) (12)	First Lien Term Loan	S +	5.75%	10.70%	12/30/2027	3,133	1,184	1,173	0.12%
RMA Companies		(6) (10)	First Lien Term Loan	S +	5.75%	10.70%	12/30/2027	3,095	3,057	3,078	0.31%
Sciens Building Solutions, LLC	5925 Stoneridge Drive, Pleasanton, CA, 94588, United States	(6) (9)	First Lien Term Loan	S +	5.75%	10.79%	12/15/2027	9,243	9,132	9,243	0.94%
Sciens Building Solutions, LLC (Delayed Draw)		(6) (9) (12) (13)	First Lien Term Loan	S +	5.75%	11.04%	12/15/2027	4,882	4,855	4,882	0.49%
WSB / EST	701 Xenia Avenue South, Minneapolis, MN, 55416, United States	(6) (12)	First Lien Term Loan	S +	6.00%	11.06%	8/31/2029	6,470	6,387	6,384	0.64%
WSB / EST (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	6.00%	11.25%	8/31/2029	4,334	3,000	2,969	0.30%
Total Construction & Building									96,907	97,045	9.80%

Consumer Goods: Durable
Halo Buyer, Inc.	707 Skokie Boulevard, Northbrook, IL, 60062, United States	(6) (14)	First Lien Term Loan	S +	4.50%	9.45%	6/30/2025	5,622	5,608	5,171	0.52%
SmartSign	300 Cadman Plaza West, Brooklyn, NY, 11201, United States	(6) (13)	First Lien Term Loan	S +	5.50%	10.55%	9/7/2028	9,800	9,732	9,800	0.99%
SmartSign		(6)	First Lien Term Loan	S +	5.75%	10.78%	9/7/2028	4,987	4,907	4,987	0.50%
Total Consumer Goods: Durable									20,247	19,958	2.01%

Consumer Goods: Non-durable
ACP Tara Holdings, Inc.	440 US Highway 22, Bridgewater, NJ, 08807, United States	(6) (9) (13)	First Lien Term Loan	S +	4.50%	9.20%	9/10/2027	12,507	12,440	12,507	1.26%
ACP Tara Holdings, Inc.		(6) (9)	First Lien Term Loan	S +	5.75%	10.45%	9/10/2027	1,816	1,790	1,834	0.19%
Elevation Labs	2105 Boge Avenue, Idaho Falls, ID, 83401, United States	(6) (13)	First Lien Term Loan	S +	5.25%	10.60%	6/30/2028	6,738	6,692	6,724	0.68%
Elevation Labs (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.25%	10.45%	6/30/2028	3,120	913	927	0.09%
FoodScience LLC	929 Harvest Lane, Williston, VT, 05452, United States	(6) (12)	First Lien Term Loan	S +	5.25%	10.20%	3/1/2027	14,512	14,411	14,512	1.46%
Market Performance Group	331 North Post Road, NJ, 08550, United States	(6) (13)	First Lien Term Loan	S +	5.25%	9.85%	1/8/2030	12,556	12,442	12,682	1.28%
Market Performance Group (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.25%	10.51%	1/8/2030	3,083	1,231	1,262	0.13%
PIP	25 British American Boulevard, Latham, NY, 12110, United States	(6) (13)	First Lien Term Loan	S +	4.00%	8.96%	12/29/2027	9,075	9,059	9,054	0.91%
Ultima	4 Essex Avenue, Bernardsville, NJ, 07924, United States	(12)	Subordinated Debt	N/A		11.00% (Cash) 1.50% (PIK)	3/12/2029	1,754	1,728	1,754	0.18%
Total Consumer Goods: Non-durable									60,706	61,256	6.18%

Containers, Packaging & Glass
B2B/AMW Acquisition Company, Inc.	313 South Rohlwing Road, Addison, IL, 60101, United States	(6) (13)	First Lien Term Loan	S +	6.75%	12.31%	10/7/2026	14,584	14,562	13,809	1.39%
B2B/AMW Acquisition Company, Inc.		(6)	First Lien Term Loan	S +	6.75%	12.33%	10/7/2026	115	114	109	0.01%
Five Star Packaging	16240 Port NorthWest, Houston, TX, 77041, United States	(6) (13) (14)	First Lien Term Loan	S +	4.25%	9.19%	5/5/2029	7,519	7,436	7,365	0.74%
Good2Grow	400 Galleria Parkway, Atlanta, GA, 30339, United States	(6) (13)	First Lien Term Loan	S +	4.50%	9.71%	12/1/2027	8,699	8,648	8,624	0.87%
Good2Grow		(6) (12) (13)	First Lien Term Loan	S +	5.50%	10.71%	12/1/2027	6,314	6,238	6,314	0.64%

Good2Grow		(6) (13)	First Lien Term Loan	S +	4.75%	9.96%	12/1/2027	14,302	14,173	14,277	1.44%
Oliver Inc	10 Gilpin Avenue, Hauppauge, NY, 11788, United States	(12)	Subordinated Debt	N/A		10.00% (Cash) 1.00% (PIK)	1/6/2029	2,510	2,477	2,359	0.24%
Oliver Inc		(12)	Subordinated Debt	N/A		12.50%	1/6/2029	465	456	460	0.05%
Online Labels Group	2021 East Lake Mary Boulevard, Sanford, FL, 32773, United States	(13)	First Lien Term Loan	S +	5.25%	9.85%	12/19/2029	3,304	3,274	3,304	0.33%
Online Labels Group (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.25%	9.85%	12/19/2029	403	—	—	—%
Online Labels Group (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.25%	9.85%	12/19/2029	403	—	—	—%
Specialized Packaging Group (SPG)	180 Grand Avenue, Oakland, CA, 94612, United States	(6) (7) (10) (13)	First Lien Term Loan	S +	5.50%	10.80%	12/17/2025	2,960	2,950	2,924	0.30%
Specialized Packaging Group (SPG)		(6) (7) (10) (13)	First Lien Term Loan	S +	5.50%	10.80%	12/17/2025	7,219	7,190	7,131	0.72%
Specialized Packaging Group (SPG)		(7) (10) (13)	First Lien Term Loan	S +	6.25%	11.55%	12/17/2025	4,376	4,340	4,360	0.44%
Specialized Packaging Group (SPG)		(6) (7) (10) (12) (13)	First Lien Term Loan	S +	6.25%	11.55%	12/17/2025	6,843	6,780	6,818	0.69%
Specialized Packaging Group (SPG)		(7) (10) (12)	First Lien Term Loan	S +	5.75%	10.70%	12/17/2025	3,299	3,273	3,263	0.33%
Total Containers, Packaging & Glass									81,911	81,117	8.19%

Energy: Electricity
Insulation Technology Group	10, rue Antoine Jans, Luxembourg, 1820, Luxembourg	(6) (7) (10) (12) (13)	First Lien Term Loan	S +	5.50%	10.35%	6/25/2030	22,410	22,192	22,196	2.24%
Insulation Technology Group (Delayed Draw)		(7) (10) (11) (12)	First Lien Term Loan	S +	5.50%	10.35%	6/25/2030	5,912	—	(57)	(0.01%)
MGM Transformer Company	5701 Smithway Street, Commerce, CA, 90040, United States	(6) (12) (13)	First Lien Term Loan	S +	5.50%	10.82%	10/31/2029	23,435	23,276	23,237	2.34%
MGM Transformer Company (Delayed Draw)		(12)	First Lien Term Loan	S +	5.50%	10.10%	10/31/2029	6,372	6,358	6,318	0.64%
National Power	4541 Preslyn Drive, Raleigh, NC, 27616, United States	(6) (12)	First Lien Term Loan	S +	5.75%	10.60%	10/22/2029	5,632	5,557	5,609	0.57%
National Power (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.75%	10.60%	10/22/2029	3,051	(6)	(12)	—%
Total Energy: Electricity									57,377	57,291	5.78%

Environmental Industries
101 Inc	4791 West 900 South, Pendleton, IN, 46064, United States	(6)	First Lien Term Loan	S +	5.25%	10.60%	8/31/2028	6,598	6,554	6,038	0.61%
Contract Land Staff	2245 Texas Drive, Sugar Land, TX, 77479, United States	(6) (13)	First Lien Term Loan	S +	4.75%	9.35%	3/27/2030	7,526	7,453	7,454	0.75%
Contract Land Staff (Delayed Draw)		(6)	First Lien Term Loan	S +	4.75%	9.86%	3/27/2030	3,025	3,018	2,996	0.30%
Contract Land Staff (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.00%	10.28%	3/27/2030	4,999	(12)	(48)	—%
Impact Environmental Group	950 Tollgate Road, Elgin, IL, 60123, United States	(6) (12)	First Lien Term Loan	S +	5.00%	9.70%	3/23/2029	6,725	6,612	6,724	0.68%
Impact Environmental Group (Delayed Draw)		(6)	First Lien Term Loan	S +	5.00%	9.70%	3/23/2029	3,142	3,128	3,142	0.32%
Impact Environmental Group (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.00%	9.71%	3/23/2029	6,800	3,117	3,145	0.32%
Impact Environmental Group		(6)	First Lien Term Loan	S +	5.00%	9.70%	3/23/2029	1,723	1,694	1,723	0.17%
Leo Facilities	920 Broadway, New York, NY, 10010, United States	(6) (12)	First Lien Term Loan	S +	5.50%	10.76%	7/3/2029	8,486	8,374	8,375	0.85%
Leo Facilities (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.50%	10.48%	7/3/2029	6,417	4,732	4,661	0.47%
Leo Facilities		(6)	First Lien Term Loan	S +	5.50%	9.75%	7/3/2029	1,593	1,577	1,572	0.16%
Leo Facilities (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.50%	10.76%	7/3/2029	13,446	—	(176)	(0.02%)
SI Solutions	11515 Vanstory Drive, Huntersville, NC, 28078, United States	(6)	First Lien Term Loan	S +	4.75%	9.60%	8/15/2030	11,902	11,785	11,788	1.19%
SI Solutions (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	4.75%	9.60%	8/15/2030	5,601	(14)	(54)	(0.01%)
The Facilities Group	217 North Howard Avenue, Tampa, FL, 33606, United States	(6) (9)	First Lien Term Loan	S +	5.75%	11.10%	11/30/2027	4,835	4,809	4,793	0.48%
The Facilities Group		(6) (9) (13)	First Lien Term Loan	S +	5.75%	10.96%	11/30/2027	8,975	8,903	8,899	0.91%
The Facilities Group (Delayed Draw)		(6) (9)	First Lien Term Loan	S +	5.75%	10.64%	11/30/2027	4,914	4,914	4,873	0.49%
The Facilities Group (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.75%	10.59%	11/30/2027	5,027	166	124	0.01%
Total Environmental Industries									76,810	76,029	7.68%

Healthcare & Pharmaceuticals
Action Behavior Centers	2100 Kramer Lane, Austin, TX, 78758, United States	(12) (13)	First Lien Term Loan	S +	5.25%	10.57%	7/2/2031	15,673	15,518	15,529	1.58%
Action Behavior Centers (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.25%	10.57%	7/2/2031	2,850	(7)	(26)	—%

Affinity Hospice	216 Aquarius Drive, Birmingham, AL, 35209, United States	(6) (12)	First Lien Term Loan	S +	4.75%	9.45%	12/17/2027	7,812	7,764	6,881	0.69%
Anne Arundel	1306 Concourse Drive, Linthicum Heights, MD, 21090, United States	(12) (16)	Subordinated Debt	N/A		12.75% (PIK)	10/16/2026	3,282	3,261	540	0.05%
Anne Arundel		(12) (16)	Subordinated Debt	N/A		13.25% (PIK)	4/16/2026	1,972	1,963	746	0.08%
Anne Arundel		(12)	First Lien Term Loan	N/A		4.71% (PIK)	1/15/2026	516	516	516	0.05%
Anne Arundel (Delayed Draw)		(11) (12) (16)	Subordinated Debt	N/A		13.25% (PIK)	4/16/2026	2,396	2,025	539	0.05%
Coding Solutions Acquisition Inc.	6509 Windcrest Drive, Plano, TX, 75024, United States	(9) (12) (13)	First Lien Term Loan	S +	5.00%	9.25%	8/7/2031	11,995	11,913	11,881	1.20%
Coding Solutions Acquisition Inc. (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.00%	10.01%	8/7/2031	2,165	(5)	(21)	—%
Coding Solutions Acquisition Inc.		(9) (11) (12)	Revolving Loan	S +	5.00%	10.01%	8/7/2031	1,246	299	300	0.03%
EyeSouth	5775 Glenridge Drive, Atlanta, GA, 30328, United States	(6) (13)	First Lien Term Loan	S +	5.50%	10.45%	10/5/2029	7,417	7,358	7,275	0.73%
EyeSouth (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.50%	10.46%	10/5/2029	2,431	1,546	1,500	0.15%
Forefront Dermatology	801 York Street, Manitowoc, WI, 54220, United States	(6) (9) (14)	First Lien Term Loan	S +	4.25%	9.10%	3/30/2029	3,289	3,249	3,143	0.32%
Genesee Scientific LLC	900 Vernon Way, El Cajon, CA, 92020, United States	(6) (9)	First Lien Term Loan	S +	5.75%	10.10%	9/30/2027	5,913	5,882	5,329	0.54%
Genesee Scientific LLC (Delayed Draw)		(9) (12)	First Lien Term Loan	S +	5.75%	10.10%	9/30/2027	1,548	1,548	1,395	0.14%
GHR Healthcare	1 Valley Square, Blue Bell, PA, 19422, United States	(6) (9)	First Lien Term Loan	S +	5.00%	9.95%	12/9/2027	6,352	6,315	6,205	0.63%
GHR Healthcare (Delayed Draw)		(6) (9) (13)	First Lien Term Loan	S +	5.00%	9.95%	12/9/2027	1,987	1,987	1,941	0.20%
GHR Healthcare (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.25%	10.20%	12/9/2027	1,946	—	(45)	—%
GHR Healthcare (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.25%	10.20%	12/9/2027	648	—	(15)	—%
GHR Healthcare		(6) (9) (13)	First Lien Term Loan	S +	5.00%	9.95%	12/9/2027	4,945	4,878	4,830	0.49%
GHR Healthcare		(9) (12) (13)	First Lien Term Loan	S +	5.00%	9.95%	12/9/2027	8,068	7,993	7,881	0.80%
GHR Healthcare		(6) (9) (13)	First Lien Term Loan	S +	5.25%	10.20%	12/9/2027	3,751	3,716	3,664	0.37%
Health Management Associates	2501 Woodlake Circle, Okemos, MI, 48864, United States	(6) (12) (13)	First Lien Term Loan	S +	6.25%	11.37%	3/30/2029	8,264	8,128	8,242	0.83%
Health Management Associates (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	6.25%	11.22%	3/30/2029	1,497	715	738	0.07%

Heartland Veterinary Partners (Delayed Draw)	10 South LaSalle Street, Chicago, IL, 60603, United States	(11) (12)	Subordinated Debt	N/A		14.50%	12/10/2027	3,600	1,400	1,371	0.14%
Heartland Veterinary Partners (Delayed Draw)		(12)	Subordinated Debt	N/A		7.50% (Cash) 7.00% (PIK)	12/10/2027	9,841	9,841	9,760	0.99%
Heartland Veterinary Partners		(12)	Subordinated Debt	N/A		7.50% (Cash) 7.00% (PIK)	12/10/2027	1,968	1,946	1,952	0.20%
HemaSource	485 South 5700 West, Salt Lake City, UT, 84104, United States	(12)	Subordinated Debt	N/A		8.50% (Cash) 5.00% (PIK)	2/28/2030	5,292	5,165	5,276	0.53%
Infucare	PO Box 2578, Secaucus, NJ, 07096, United States	(6) (13)	First Lien Term Loan	S +	4.25%	8.95%	1/4/2028	6,942	6,900	6,942	0.70%
Midwest Eye Services, LLC	1060 Nimitzview Drive, Cincinnati, OH, 45230, United States	(6) (13)	First Lien Term Loan	S +	4.50%	9.45%	8/20/2027	8,952	8,906	8,946	0.90%
Mosaic Dental	16703 SouthEast McGillivray Boulevard, Vancouver, WA, 98683, United States	(12)	Subordinated Debt	N/A		10.00% (Cash) 2.25% (PIK)	2/7/2030	1,779	1,745	1,725	0.17%
Mosaic Dental (Delayed Draw)		(11) (12)	Subordinated Debt	N/A		10.00% (Cash) 2.25% (PIK)	2/7/2030	728	468	452	0.05%
Prime Time Healthcare	18010 Burt Street, Elkhorn, NE, 68022, United States	(6) (12) (13)	First Lien Term Loan	S +	6.00%	11.36%	9/19/2028	7,833	7,657	7,803	0.79%
Prime Time Healthcare		(12) (13)	First Lien Term Loan	S +	6.00%	11.21%	9/19/2028	9,738	9,571	9,700	0.98%
Prompt Care (Delayed Draw)	41 Spring Street, New Providence, NJ, 07974, United States	(9) (11) (12)	First Lien Term Loan	S +	6.00%	10.95%	9/1/2027	2,871	1,434	1,425	0.14%
Prompt Care		(6) (9)	First Lien Term Loan	S +	6.00%	11.02%	9/1/2027	8,141	8,087	8,117	0.82%
Prompt Care (Delayed Draw)		(6) (9)	First Lien Term Loan	S +	6.00%	11.02%	9/1/2027	1,268	1,264	1,264	0.13%
QHR Holdco, Inc.	1573 Mallory Lane, Brentwood, TN, 37027, United States	(6) (10) (13)	First Lien Term Loan	S +	5.25%	10.20%	5/28/2027	7,621	7,577	7,678	0.78%
QHR Holdco, Inc. (Delayed Draw)		(6)	First Lien Term Loan	S +	5.25%	10.20%	5/28/2027	3,223	3,217	3,247	0.33%
QHR Holdco, Inc.		(6) (13)	First Lien Term Loan	S +	5.25%	10.20%	5/28/2027	3,223	3,185	3,247	0.33%
Smile Brands	100 Spectrum Center Drive, Irvine, CA, 92618, United States	(12)	Subordinated Debt	S +	9.62%	14.69% (PIK)	4/12/2028	11,139	11,087	9,428	0.95%
Solis Mammography	15601 Dallas Parkway, Addison, TX, 75001, United States	(6) (12) (13)	First Lien Term Loan	S +	4.50%	10.01%	4/17/2028	13,056	12,989	12,925	1.30%
Southern Veterinary Partners	2204 Lakeshore Drive, Birmingham, AL, 35209, United States	(9) (13) (14)	First Lien Term Loan	S +	3.75%	8.00%	10/5/2027	4,760	4,755	4,775	0.48%
Team Services Group	3131 Camino del Rio North, San Diego, CA, 92108, United States	(6) (14)	First Lien Term Loan	S +	5.00%	10.51%	12/20/2027	6,616	6,585	6,554	0.66%

Thorne HealthTech	152 West 57th Street, New York, NY, 10019, United States	(6) (13)	First Lien Term Loan	S +	5.50%	10.35%	10/16/2030	10,572	10,477	10,592	1.07%
TIDI Products	570 Enterprise Drive, Neenah, WI, 54956, United States	(6) (9) (12) (13)	First Lien Term Loan	S +	5.50%	10.35%	12/19/2029	15,406	15,268	15,450	1.56%
TIDI Products (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.50%	10.35%	12/19/2029	4,085	—	12	—%
US Fertility	105 West Park Drive, Brentwood, TN, 37027, United States	(12)	Subordinated Debt	N/A		4.00% (Cash) 9.75% (PIK)	6/21/2028	13,475	13,211	13,411	1.35%
VMG Health	2515 McKinney Avenue, Dallas, TX, 75201, United States	(6) (13)	First Lien Term Loan	S +	5.00%	9.60%	4/16/2030	15,932	15,779	15,777	1.59%
Wellspring	5911 North Honore Avenue, Sarasota, FL, 34243, United States	(6) (12) (13)	First Lien Term Loan	S +	5.00%	9.70%	8/22/2028	7,330	7,283	7,259	0.73%
Wellspring		(6)	First Lien Term Loan	S +	5.00%	10.36%	8/22/2028	3,353	3,305	3,320	0.34%
Wellspring (Delayed Draw)		(12)	First Lien Term Loan	S +	5.00%	9.70%	8/22/2028	1,559	1,551	1,544	0.16%
Wellspring (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.00%	9.70%	8/22/2028	3,756	2,553	2,530	0.26%
Wellspring		(6) (12) (13)	First Lien Term Loan	S +	5.00%	9.70%	8/22/2028	1,236	1,217	1,224	0.12%
Young Innovations	2260 Wendt Street, Algonquin, IL, 60102, United States	(6) (9) (13)	First Lien Term Loan	S +	5.75%	10.87%	12/3/2029	16,428	16,283	16,276	1.64%
Young Innovations (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.75%	10.87%	12/3/2029	3,448	—	(32)	—%
Total Healthcare & Pharmaceuticals									297,268	288,918	29.19%

High Tech Industries
AQ Holdco Inc. (Delayed Draw)	8800 West Baymeadows Way, Jacksonville, FL, 32256, United States	(6) (9) (13)	First Lien Term Loan	S +	5.75%	11.15%	4/15/2027	4,210	4,203	3,962	0.40%
AQ Holdco Inc. (Delayed Draw)		(6) (9) (12)	First Lien Term Loan	S +	5.75%	11.15%	4/15/2027	1,081	1,076	1,018	0.10%
AQ Holdco Inc. (Delayed Draw)		(9) (12)	First Lien Term Loan	S +	5.75%	11.15%	4/15/2027	244	243	230	0.02%
Diligent Corporation (Delayed Draw)	61 West 23rd Street, New York, NY, 10010, United States	(9) (11) (12)	First Lien Term Loan	S +	5.00%	10.09%	8/2/2030	3,830	(18)	—	—%
Diligent Corporation		(6) (9) (12) (13)	First Lien Term Loan	S +	5.00%	10.09%	8/2/2030	3,830	3,811	3,830	0.39%
Diligent Corporation		(6) (9) (12) (13)	First Lien Term Loan	S +	5.00%	10.09%	8/2/2030	22,340	22,230	22,342	2.25%
Eliassen Group, LLC	55 Walkers Brook Drive, Reading, MA, 01867, United States	(6) (9) (13)	First Lien Term Loan	S +	5.75%	10.35%	4/14/2028	11,978	11,898	11,978	1.21%
Eliassen Group, LLC (Delayed Draw)		(6) (9)	First Lien Term Loan	S +	5.75%	10.88%	4/14/2028	862	861	862	0.09%

Evergreen Services Group II	555 Montgomery Street, San Francisco, CA, 94111, United States	(6) (9) (12) (13)	First Lien Term Loan	S +	5.75%	10.35%	10/4/2030	16,034	15,815	16,243	1.64%
Evergreen Services Group II (Delayed Draw)		(9) (12)	First Lien Term Loan	S +	5.75%	10.35%	10/4/2030	12,963	12,936	13,132	1.33%
Exterro, Inc.	2175 Northwest Raleigh Street, Portland, OR, 97210, United States	(6) (13)	First Lien Term Loan	S +	5.50%	10.67%	6/1/2027	9,474	9,474	9,593	0.97%
FineLine	3145 Medlock Bridge Road, Norcross, GA, 30071, United States	(12)	Subordinated Debt	S +	8.75%	13.62%	8/19/2028	2,453	2,430	2,453	0.25%
Go Engineer	739 East Fort Union Boulevard, Midvale, UT, 84047, United States	(6) (9) (13)	First Lien Term Loan	S +	5.00%	9.60%	12/21/2027	11,484	11,453	11,355	1.15%
Go Engineer (Delayed Draw)		(6) (9)	First Lien Term Loan	S +	5.00%	9.60%	12/21/2027	3,128	3,109	3,092	0.31%
Go Engineer		(9) (13)	First Lien Term Loan	S +	5.00%	9.60%	12/21/2027	5,351	5,300	5,291	0.53%
Infobase	1000 North West Street, Wilmington, DE, 19801, United States	(6)	First Lien Term Loan	S +	5.50%	11.01%	6/14/2028	4,298	4,268	4,298	0.43%
ITSavvy	2015 Spring Road, Oak Brook, IL, 60523, United States	(6)	First Lien Term Loan	S +	5.25%	10.20%	8/8/2028	7,735	7,682	7,735	0.78%
North Haven CS Acquisition Inc	92 Wall Street, Madison, CT, 06443, United States	(6)	First Lien Term Loan	S +	5.50%	10.93%	1/23/2025	5,734	5,734	5,792	0.58%
North Haven CS Acquisition Inc		(6) (12) (13)	First Lien Term Loan	S +	5.50%	10.93%	1/22/2027	22,243	22,062	22,465	2.26%
Options IT	5th Floor, 50 Pall Mall, London, England, United Kingdom	(9) (12)	First Lien Term Loan	S +	4.75%	9.35%	9/30/2031	685	678	678	0.07%
Options IT (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	4.75%	9.35%	9/30/2031	236	(1)	(2)	—%
Options IT		(9) (11) (12)	Revolving Loan	S +	4.75%	9.35%	3/31/2031	79	11	11	—%
Prosci, Inc.	1700 Market Street, Philadelphia, PA, 19103, United States	(6)	First Lien Term Loan	S +	4.50%	9.45%	10/21/2026	4,733	4,711	4,733	0.48%
Quickbase	255 State Street, Boston, MA, 02109, United States	(12) (13)	First Lien Term Loan	S +	4.00%	8.85%	10/2/2028	6,320	6,295	6,291	0.64%
SmartWave	1 Marmac Drive, Toronto, Ontario, M9W 1E7, Canada	(6) (12)	First Lien Term Loan	S +	6.00%	11.40%	11/5/2026	8,869	8,817	7,486	0.76%
Solve Industrial	1817 Westinghouse Boulevard, Charlotte, NC, 28273, United States	(12)	Subordinated Debt	N/A		10.00% (Cash) 2.00% (PIK)	6/30/2028	1,878	1,855	1,772	0.18%
Solve Industrial		(12)	Subordinated Debt	N/A		10.00% (Cash) 2.50% (PIK)	6/30/2028	806	794	772	0.08%
Solve Industrial (Delayed Draw)		(12)	Subordinated Debt	N/A		10.00% (Cash) 2.00% (PIK)	6/30/2028	2,151	2,151	2,029	0.20%
Velosio	5747 Perimeter Drive, Dublin, OH, 43017, United States	(6) (9) (13)	First Lien Term Loan	S +	5.25%	10.56%	3/1/2030	6,216	6,160	6,223	0.63%

Velosio (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.25%	10.56%	3/1/2030	1,284	—	1	—%
Total High Tech Industries									176,038	175,665	17.73%

Media: Advertising, Printing & Publishing
Tinuiti Inc.	111 West 33rd Street, New York, NY, 10120, United States	(6) (9) (12)	First Lien Term Loan	S +	5.25%	9.95%	12/10/2026	2,925	2,909	2,872	0.29%
Tinuiti Inc. (Delayed Draw)		(6) (9) (12)	First Lien Term Loan	S +	5.25%	9.95%	12/10/2026	1,912	1,911	1,877	0.19%
Tinuiti Inc. (Delayed Draw)		(9) (12)	First Lien Term Loan	S +	5.25%	9.95%	12/10/2026	9,788	9,788	9,609	0.97%
Wpromote	101 Continental Boulevard, El Segundo, CA, 90245, United States	(6) (13)	First Lien Term Loan	S +	5.75%	11.05%	10/23/2028	4,346	4,280	4,351	0.44%
Wpromote (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.75%	11.05%	10/23/2028	588	(3)	1	—%
Total Media: Advertising, Printing & Publishing									18,885	18,710	1.89%

Media: Diversified & Production
BroadcastMed	400 North Ashley Drive, Tampa, FL, 33602, United States	(12)	Subordinated Debt	N/A		10.00% (Cash) 3.75% (PIK)	11/12/2027	3,615	3,565	3,466	0.35%
CVI Parent, Inc.	5155 East Eagle Drive, Mesa, AZ, 85215, United States	(6)	First Lien Term Loan	S +	4.50%	9.20%	8/12/2027	2,525	2,502	2,188	0.22%
CVI Parent, Inc.		(6)	First Lien Term Loan	S +	4.50%	9.20%	8/12/2027	2,872	2,856	2,489	0.25%
Spectrio	7624 Bald Cypress Place, Tampa, FL, 33614, United States	(6) (9) (12) (13)	First Lien Term Loan	S +	6.00%	11.06%	12/9/2026	8,184	8,152	7,427	0.75%
Spectrio (Delayed Draw)		(6) (9) (12)	First Lien Term Loan	S +	6.00%	11.06%	12/9/2026	2,907	2,891	2,638	0.27%
Spectrio (Delayed Draw)		(9) (13)	First Lien Term Loan	S +	6.00%	11.06%	12/9/2026	443	442	400	0.04%
Total Media: Diversified & Production									20,408	18,608	1.88%

Retail
Syndigo	141 West Jackson Boulevard, Chicago, IL, 60604, United States	(6)	First Lien Term Loan	S +	4.50%	9.46%	12/15/2027	5,790	5,801	5,776	0.58%
Total Retail									5,801	5,776	0.58%

Services: Business
ALKU	100 Brickstone Square, Andover, MA, 01810, United States	(12) (13)	First Lien Term Loan	S +	6.25%	10.50%	5/23/2029	4,485	4,410	4,526	0.46%

ARMstrong	One Pierce Place, Itasca, IL, 60143, United States	(6) (13)	First Lien Term Loan	S +	5.75%	10.45%	10/8/2029	11,361	11,209	11,316	1.13%
ARMstrong (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.75%	11.13%	10/8/2029	3,846	281	290	0.03%
Bounteous	2100 Manchester Road, Wheaton, IL, 60187, United States	(12) (13)	First Lien Term Loan	S +	4.75%	9.91%	8/2/2027	5,306	5,277	5,306	0.54%
Bounteous		(12)	First Lien Term Loan	S +	4.75%	9.91%	8/2/2027	2,172	2,160	2,172	0.22%
Bounteous (Delayed Draw)		(12)	First Lien Term Loan	S +	4.75%	9.91%	8/2/2027	2,746	2,733	2,746	0.28%
Bounteous (Delayed Draw)		(12)	First Lien Term Loan	S +	4.75%	9.91%	8/2/2027	3,550	3,550	3,550	0.36%
Bullhorn	100 Summer Street, Boston, MA, 02110, United States	(6) (9) (12) (13)	First Lien Term Loan	S +	5.00%	9.85%	10/1/2029	13,671	13,600	13,632	1.37%
BusinesSolver	1025 Ashworth Road, West Des Moines, IA, 50265, United States	(6) (9)	First Lien Term Loan	S +	5.50%	10.20%	12/1/2027	7,682	7,636	7,682	0.78%
BusinesSolver (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.50%	10.20%	12/1/2027	1,147	271	274	0.03%
Caldwell & Gregory	129 Broad Street Road, Manakin-Sabot, VA, 23103, United States	(12)	Subordinated Debt	S +	9.25%	13.85% (PIK)	3/29/2030	1,000	980	980	0.10%
Career Now	302 East Parent Avenue, Royal Oak, MI, 48067, United States	(12)	Subordinated Debt	N/A		13.00% (PIK)	3/30/2027	3,621	3,588	2,560	0.26%
Cornerstone Advisors of Arizona, LLC	7272 East Indian School Road, Scottsdale, AZ, 85251, United States	(6)	First Lien Term Loan	S +	5.50%	9.85%	9/24/2026	306	304	306	0.03%
Cornerstone Advisors of Arizona, LLC		(6)	First Lien Term Loan	S +	5.50%	9.85%	9/24/2026	2,277	2,268	2,277	0.23%
Cornerstone Advisors of Arizona, LLC (Delayed Draw)		(6)	First Lien Term Loan	S +	5.50%	9.85%	9/24/2026	209	208	209	0.02%
Cornerstone Advisors of Arizona, LLC		(6)	First Lien Term Loan	S +	5.50%	9.85%	9/24/2026	3,432	3,404	3,432	0.35%
CrossCountry Consulting	1600 Tysons Boulevard, McLean, VA, 22102, United States	(6) (9)	First Lien Term Loan	S +	4.75%	9.85%	6/1/2029	8,112	7,991	8,151	0.82%
CrossCountry Consulting (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	4.75%	9.85%	6/1/2029	3,320	(22)	16	—%
D&H United Fueling Solutions	8559 East North Belt, Humble, TX, 77396, United States	(6) (13)	First Lien Term Loan	S +	5.50%	10.51%	9/15/2028	7,434	7,327	7,322	0.74%
D&H United Fueling Solutions (Delayed Draw)		(6)	First Lien Term Loan	S +	5.50%	10.67%	9/15/2028	2,366	2,350	2,330	0.24%
D&H United Fueling Solutions (Delayed Draw)		(6)	First Lien Term Loan	S +	6.00%	11.42%	9/15/2028	1,559	1,553	1,561	0.16%
D&H United Fueling Solutions		(6) (13)	First Lien Term Loan	S +	6.00%	10.75%	9/15/2028	3,439	3,382	3,443	0.35%
D&H United Fueling Solutions (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.50%	10.90%	9/15/2028	5,153	1,617	1,563	0.16%

E78	1301 West 22nd Street, Oak Brook, IL, 60523, United States	(12)	First Lien Term Loan	S +	5.50%	10.45%	12/1/2027	5,557	5,524	5,531	0.56%
E78		(13)	First Lien Term Loan	S +	5.50%	10.45%	12/1/2027	1,427	1,418	1,420	0.14%
E78 (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.50%	10.51%	12/1/2027	15,233	—	(71)	(0.01%)
E78 (Delayed Draw)		(12) (13)	First Lien Term Loan	S +	5.50%	10.45%	12/1/2027	4,178	4,154	4,159	0.42%
E78 (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.50%	10.51%	12/1/2027	3,531	3,126	3,109	0.31%
Engage	4000 Hollywood Boulevard, Fort Lauderdale, FL, 33021, United States	(6) (9) (13)	First Lien Term Loan	S +	5.00%	9.85%	8/1/2029	9,594	9,467	9,502	0.96%
Engage (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.00%	9.85%	8/1/2029	9,295	4,136	4,066	0.41%
Engage (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.00%	9.85%	8/1/2029	1,074	(3)	(10)	—%
Esquire Deposition Services		(12)	Subordinated Debt	N/A		14.00% (PIK)	6/30/2029	1,738	1,698	1,696	0.17%
Evergreen Services Group	555 Montgomery Street, San Francisco, CA, 94111, United States	(6) (9) (12) (13)	First Lien Term Loan	S +	6.25%	10.96%	6/15/2029	11,875	11,694	11,875	1.20%
Evergreen Services Group (Delayed Draw)		(9) (12)	First Lien Term Loan	S +	6.25%	10.96%	6/15/2029	2,841	2,820	2,841	0.29%
Gabriel Partners, LLC	1300 East 9th Street, Cleveland, OH, 44114, United States	(6) (9) (13)	First Lien Term Loan	S +	6.25%	11.46%	9/21/2026	9,120	9,085	9,120	0.92%
Gabriel Partners, LLC (Delayed Draw)		(6) (9) (13)	First Lien Term Loan	S +	6.25%	11.46%	9/21/2026	1,519	1,519	1,519	0.15%
Gabriel Partners, LLC		(6) (9) (13)	First Lien Term Loan	S +	6.25%	11.46%	9/21/2026	3,765	3,749	3,765	0.38%
Image First	900 East Eighth Avenue, King of Prussia, PA, 19406, United States	(6) (12) (13)	First Lien Term Loan	S +	4.25%	8.85%	4/27/2028	7,771	7,756	7,771	0.78%
Integrated Power Services (Delayed Draw)	250 Executive Center Drive, Greenville, SC, 29615, United States	(11) (12)	First Lien Term Loan	S +	4.50%	9.46%	11/22/2028	5,112	(13)	—	—%
Integrated Power Services		(12)	First Lien Term Loan	S +	4.50%	9.46%	11/22/2028	2,045	2,042	2,045	0.21%
Lion Merger Sub, Inc.	921, chemin de la Rivière-du-Nord, Saint-Jérôme, Quebec, J7Y 5G2, Canada	(9) (13)	First Lien Term Loan	S +	6.50%	11.20%	12/17/2025	7,265	7,242	7,124	0.72%
Lion Merger Sub, Inc.		(9) (12) (13)	First Lien Term Loan	S +	6.50%	11.20%	12/17/2025	7,241	7,198	7,101	0.72%
LSCS Holdings, Inc. (Dohmen)	205 North Michigan Avenue, Chicago, IL, 60601, United States	(6) (12) (13)	First Lien Term Loan	S +	4.50%	9.46%	12/16/2028	9,936	9,897	9,891	1.00%
LYNX FRANCHISING, LLC	2426 Old Brick Road, Glen Allen, VA, 23060, United States	(6) (9)	First Lien Term Loan	S +	6.25%	11.46%	12/23/2026	9,725	9,656	9,713	0.98%

LYNX FRANCHISING, LLC		(9) (12) (13)	First Lien Term Loan	S +	6.25%	11.46%	12/23/2026	6,740	6,616	6,798	0.69%
Output Services Group, Inc.	900 Kimberly Drive, Carol Stream, IL, 60188, United States	(10) (12)	First Lien Term Loan	S +	8.00%	13.75%	5/30/2028	155	155	155	0.02%
Output Services Group, Inc.		(12)	First Lien Term Loan	S +	6.25%	12.00%	11/30/2028	837	837	837	0.08%
Phaidon	All Saints Street, London, England, N1 9PA, United Kingdom	(6) (7) (10) (13)	First Lien Term Loan	S +	5.50%	10.45%	8/22/2029	13,448	13,348	13,194	1.33%
PLZ Aeroscience	2651 Warrenville Road, Downers Grove, IL, 60515, United States	(12)	Subordinated Debt	S +	7.50%	12.46%	7/7/2028	13,500	13,242	12,399	1.25%
Press Ganey	1173 Ignition Drive, South Bend, IN, 46601, United States	(9) (12) (13) (14)	First Lien Term Loan	S +	3.50%	8.35%	4/30/2031	5,855	5,798	5,849	0.59%
Propark Mobility	1 Union Place, Hartford, CT, 06103, United States	(6)	First Lien Term Loan	S +	5.00%	9.85%	1/31/2029	6,772	6,670	6,766	0.68%
Propark Mobility (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.00%	9.80%	1/31/2029	3,114	2,647	2,690	0.27%
Propark Mobility (Delayed Draw)		(12)	First Lien Term Loan	S +	6.25%	10.31%	1/31/2029	10,198	10,173	10,190	1.03%
Province	2360 Corporate Circle, Henderson, NV, 89074, United States	(12) (13)	First Lien Term Loan	S +	5.25%	10.10%	7/1/2030	5,194	5,143	5,146	0.52%
Riveron	2515 McKinney Avenue, Dallas, TX, 75201, United States	(6) (12) (13)	First Lien Term Loan	S +	6.25%	11.10%	7/6/2029	10,683	10,425	10,576	1.07%
Riveron (Delayed Draw)		(12)	First Lien Term Loan	S +	6.25%	11.04%	7/6/2029	1,603	1,586	1,586	0.16%
Safety Infrastructure Services	3314 56th Street, Eau Claire, WI, 54703, United States	(12) (13)	First Lien Term Loan	S +	4.75%	9.35%	7/21/2028	7,103	7,034	7,035	0.71%
Scaled Agile	5400 Airport Boulevard, Boulder, CO, 80301, United States	(6) (9)	First Lien Term Loan	S +	5.50%	10.20%	12/15/2028	7,875	7,820	7,048	0.71%
Scaled Agile (Delayed Draw)		(9) (12)	First Lien Term Loan	S +	5.50%	10.89%	12/15/2028	387	387	347	0.04%
System One	210 Sixth Avenue, Pittsburgh, PA, 15222, United States	(6) (12)	First Lien Term Loan	S +	3.75%	8.50%	3/2/2028	3,212	3,212	3,212	0.32%
Technical Safety Services	620 Hearst Avenue, Berkeley, CA, 94710, United States	(6)	First Lien Term Loan	S +	5.50%	10.45%	6/22/2029	6,720	6,669	6,720	0.68%
Technical Safety Services (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.50%	10.45%	6/22/2029	6,371	4,677	4,740	0.48%
Technical Safety Services		(6) (12)	First Lien Term Loan	S +	5.50%	10.45%	6/22/2029	1,876	1,851	1,876	0.19%
Trilon Group	1200 17th Street, Denver, CO, 80202, United States	(6) (12) (13)	First Lien Term Loan	S +	5.50%	10.95%	5/27/2029	27,826	27,663	27,561	2.77%
Trilon Group (Delayed Draw)		(12)	First Lien Term Loan	S +	5.50%	10.90%	5/29/2029	1,875	1,866	1,857	0.19%

Vistage	4840 Eastgate Mall, San Diego, CA, 92121, United States	(6) (9)	First Lien Term Loan	S +	4.75%	9.35%	7/13/2029	4,952	4,929	4,959	0.50%
Vital Records Control	5384 Poplar Avenue, Memphis, TN, 38119, United States	(6) (9)	First Lien Term Loan	S +	5.50%	11.01%	6/29/2027	4,547	4,517	4,547	0.46%
Vital Records Control		(6) (9)	First Lien Term Loan	S +	5.75%	10.88%	6/29/2027	331	328	331	0.03%
Total Services: Business									335,835	334,230	33.74%

Services: Consumer
360 Training	6504 Bridge Point Parkway, Austin, TX, 78730, United States	(13)	First Lien Term Loan	S +	5.00%	9.85%	8/2/2028	3,447	3,416	3,447	0.35%
360 Training (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.00%	9.85%	8/2/2028	3,093	—	—	—%
All My Sons	2400 Old Mill Road, Carrollton, TX, 75007, United States	(6)	First Lien Term Loan	S +	4.75%	9.71%	10/25/2028	5,219	5,185	5,186	0.52%
Apex Services (Delayed Draw)	201 East Kennedy Boulevard, Tampa, FL, 33602, United States	(9) (11) (12)	First Lien Term Loan	S +	5.00%	9.86%	10/24/2030	154	16	16	—%
Apex Services (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.00%	9.86%	10/24/2030	156	(1)	(2)	—%
Apex Services		(9) (11) (12)	Revolving Loan	S +	5.00%	9.86%	10/24/2029	55	(1)	(1)	—%
Apex Services		(9) (11) (12)	First Lien Term Loan	S +	5.00%	9.86%	10/24/2030	635	(6)	(6)	—%
Excel Fitness	1901 West Braker Lane, Austin, TX, 78758, United States	(6) (13)	First Lien Term Loan	S +	5.25%	9.85%	4/27/2029	9,850	9,763	9,761	0.99%
Excel Fitness (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.50%	10.10%	4/27/2029	2,371	(16)	—	—%
Fairway Lawns	10401 Colonel Glenn Road, Little Rock, AR, 72204, United States	(12)	Subordinated Debt	N/A		8.00% (Cash) 5.00% (PIK)	5/17/2029	2,871	2,813	2,804	0.28%
Fairway Lawns (Delayed Draw)		(12)	Subordinated Debt	N/A		8.00% (Cash) 5.00% (PIK)	5/17/2029	6,597	6,597	6,443	0.65%
Fairway Lawns (Delayed Draw)		(11) (12)	Subordinated Debt	N/A		8.00% (Cash) 5.00% (PIK)	5/17/2029	6,234	2,874	2,729	0.28%
Legacy Service Partners	2701 North Rocky Point Boulevard, Tampa, FL, 33607, United States	(6) (12) (13)	First Lien Term Loan	S +	5.25%	10.00%	1/9/2029	10,085	9,927	10,037	1.02%
Legacy Service Partners (Delayed Draw)		(6)	First Lien Term Loan	S +	5.25%	10.14%	1/9/2029	4,700	4,683	4,678	0.47%
Liberty Group	5718 Westheimer Road, Houston, TX, 77057, United States	(6) (9) (13)	First Lien Term Loan	S +	5.75%	11.12%	6/15/2028	3,899	3,872	3,899	0.39%
Liberty Group (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.75%	10.93%	6/15/2028	742	293	293	0.03%
NearU	Charlotte, NC, United States	(6) (9) (12) (13)	First Lien Term Loan	S +	6.00%	11.03%	8/16/2028	8,673	8,633	8,270	0.83%

NearU (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	6.00%	11.54%	8/16/2028	1,220	—	(57)	(0.01%)
NearU (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	6.00%	11.54%	8/16/2028	1,427	—	(66)	(0.01%)
NearU (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	6.00%	11.54%	8/16/2028	145	—	(7)	—%
NJEye, LLC	98 James Street, Edison, NJ, 08820, United States	(6)	First Lien Term Loan	S +	4.75%	10.25%	3/14/2025	5,298	5,291	5,298	0.53%
NJEye, LLC (Delayed Draw)		(6)	First Lien Term Loan	S +	4.75%	10.23%	3/14/2025	694	694	694	0.07%
NJEye, LLC (Delayed Draw)		(12)	First Lien Term Loan	S +	4.75%	10.03%	3/14/2025	884	883	884	0.09%
NJEye, LLC		(6)	First Lien Term Loan	S +	4.75%	10.31%	3/14/2025	883	883	883	0.09%
North Haven Spartan US Holdco LLC	Brighton, MI, United States	(6)	First Lien Term Loan	S +	5.75%	10.69%	6/8/2026	2,483	2,482	2,483	0.25%
North Haven Spartan US Holdco LLC (Delayed Draw)		(6)	First Lien Term Loan	S +	5.75%	10.85%	6/8/2026	215	215	215	0.02%
North Haven Spartan US Holdco LLC (Delayed Draw)		(11) (13)	First Lien Term Loan	S +	5.75%	11.00%	6/8/2026	3,260	(8)	—	—%
One World Fitness PFF, LLC	5 Industrial Drive, Windham, NH, 03087, United States	(6)	First Lien Term Loan	S +	5.25%	9.95% (Cash) 1.00% (PIK)	11/26/2025	3,879	3,880	3,670	0.37%
Palmetto Exterminators	4055 Faber Place Drive, North Charleston, SC, 29405, United States	(12)	Subordinated Debt	N/A		9.00% (Cash) 4.00% (PIK)	1/28/2030	864	844	843	0.09%
Palmetto Exterminators (Delayed Draw)		(12)	Subordinated Debt	N/A		9.00% (Cash) 4.00% (PIK)	1/28/2030	660	652	644	0.07%
Perennial Services Group	255 Greenwood Avenue, Midland Park, NJ, 07432, United States	(6)	First Lien Term Loan	S +	5.50%	10.66%	9/7/2029	6,682	6,598	6,749	0.68%
Perennial Services Group (Delayed Draw)		(6) (12)	First Lien Term Loan	S +	5.50%	10.66%	9/7/2029	5,980	5,971	6,040	0.61%
Repipe Specialists	245 East Olive Avenue, Burbank, CA, 91502, United States	(12)	Subordinated Debt	N/A		3.33% (Cash) 9.17% (PIK)	3/18/2029	2,552	2,516	2,005	0.20%
Repipe Specialists (Delayed Draw)		(12)	Subordinated Debt	N/A		3.33% (Cash) 9.17% (PIK)	3/18/2029	221	221	173	0.02%
Total Services: Consumer									89,170	88,005	8.88%

Sovereign & Public Finance
LMI	7940 Jones Branch Drive, Tysons, VA, 22102, United States	(6) (12) (13)	First Lien Term Loan	S +	5.50%	10.36%	7/18/2028	12,163	12,058	12,216	1.23%
Total Sovereign & Public Finance									12,058	12,216	1.23%

Telecommunications
BCM One	295 Madison Avenue, New York, NY, 10017, United States	(6)	First Lien Term Loan	S +	4.50%	9.08%	11/17/2027	5,729	5,729	5,729	0.58%

BCM One (Delayed Draw)		(6)	First Lien Term Loan	S +	4.50%	9.45%	11/17/2027	1,813	1,813	1,813	0.18%
MBS Holdings, Inc.	1 Concourse Parkway NorthEast, Atlanta, GA, 30328, United States	(6) (9)	First Lien Term Loan	S +	6.25%	11.09%	4/16/2027	1,814	1,790	1,832	0.18%
MBS Holdings, Inc.		(6) (9) (13)	First Lien Term Loan	S +	5.75%	10.59%	4/16/2027	9,976	9,930	9,976	1.01%
MBS Holdings, Inc.		(6) (9)	First Lien Term Loan	S +	6.50%	11.34%	4/16/2027	1,305	1,285	1,318	0.13%
Mobile Communications America Inc	135 North Church Street, Spartanburg, SC, 29306, United States	(6) (12) (13)	First Lien Term Loan	S +	5.25%	10.26%	10/16/2029	18,367	18,148	18,530	1.87%
Mobile Communications America Inc (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.25%	10.44%	10/16/2029	5,968	763	854	0.09%
Sapphire Telecom Inc	Suite 942, Europort Europort Road, Gibraltar, United Kingdom	(6) (12) (13)	First Lien Term Loan	S +	5.00%	9.60%	6/27/2029	19,091	18,905	19,051	1.92%
Tyto Athene	12901 Worldgate Drive, Herndon, VA, 20170, United States	(6) (12)	First Lien Term Loan	S +	4.75%	10.23%	4/3/2028	7,157	7,112	6,863	0.69%
Total Telecommunications									65,475	65,966	6.65%

Transportation: Cargo
Armstrong Transport Group	1120 South Tryon, Charlotte, NC, 28203, United States	(12)	Subordinated Debt	N/A		17.00% (PIK)	6/30/2027	1,062	1,043	1,043	0.11%
Armstrong Transport Group		(12)	Subordinated Debt	N/A		7.00% (Cash) 7.00% (PIK)	6/30/2027	7,484	7,349	7,350	0.74%
Kamps Pallets	665 Seward Avenue North West, Grand Rapids, MI, 49504, United States	(6) (13)	First Lien Term Loan	S +	6.00%	11.41%	12/23/2026	9,800	9,686	9,503	0.95%
Kenco	2001 Riverside Drive, Chattanooga, TN, 37406, United States	(6) (12) (13)	First Lien Term Loan	S +	4.25%	8.99%	11/15/2029	21,939	21,773	22,140	2.24%
Kenco (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	4.25%	8.99%	11/15/2029	3,839	(27)	35	—%
Kenco (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	4.25%	8.99%	11/15/2029	4,111	(39)	38	—%
Quantix SCS, LLC	24 Waterway Avenue, The Woodlands, TX, 77380, United States	(6) (9)	First Lien Term Loan	S +	6.75%	12.22%	8/3/2026	256	255	242	0.02%
Quantix SCS, LLC		(6) (9)	First Lien Term Loan	S +	6.75%	12.22%	8/3/2026	888	886	840	0.08%
Quantix SCS, LLC		(6) (9)	First Lien Term Loan	S +	6.75%	12.22%	8/3/2026	180	179	170	0.02%
Quantix SCS, LLC		(6) (9)	First Lien Term Loan	S +	6.75%	12.22%	8/3/2026	4,333	4,324	4,102	0.41%
Quantix SCS, LLC		(9) (13)	First Lien Term Loan	S +	6.75%	12.22%	8/3/2026	1,348	1,341	1,277	0.13%
RoadOne	1 Kellaway Drive, Randolph, MA, 02368, United States	(12)	Subordinated Debt	N/A		8.75% (Cash) 5.00% (PIK)	6/30/2029	4,882	4,772	4,749	0.48%

Seko Global Logistics LLC	1501 East Woodfield Road, Schaumburg, IL, 60173, United States	(12) (16)	Subordinated Debt	S +	9.62%	10.48% (Cash) 5.50% (PIK)	6/30/2027	5,905	5,844	973	0.10%
Seko Global Logistics LLC		(12) (16)	Subordinated Debt	S +	9.62%	10.48% (Cash) 5.50% (PIK)	6/30/2027	4,098	4,051	675	0.07%
Seko Global Logistics LLC		(6) (16)	First Lien Term Loan	S +	8.00%	13.43%	12/30/2026	1,122	1,117	788	0.08%
Seko Global Logistics LLC (Delayed Draw)		(12) (16)	Subordinated Debt	S +	8.00%	7.93% (Cash) 5.50% (PIK)	6/30/2027	923	923	152	0.02%
Seko Global Logistics LLC (Delayed Draw)		(6) (12) (16)	First Lien Term Loan	S +	8.00%	13.43%	12/30/2026	4,473	4,473	3,143	0.32%
Seko Global Logistics LLC		(6) (16)	First Lien Term Loan	S +	8.00%	13.43%	12/30/2026	1,513	1,505	1,063	0.11%
TI Acquisition NC, LLC	PO Box 4758, Emerald Isle, NC, 28594, United States	(6)	First Lien Term Loan	S +	4.75%	9.35%	3/19/2027	2,759	2,708	2,729	0.28%
Total Transportation: Cargo									72,163	61,012	6.16%

Transportation: Consumer
Alternative Logistics Technologies Buyer, LLC	5680 Greenwood Plaza Boulevard, Greenwood Village, CO, 80111, United States	(6) (9) (12) (13)	First Lien Term Loan	S +	5.25%	10.10%	2/14/2031	10,586	10,490	10,484	1.05%
Alternative Logistics Technologies Buyer, LLC (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.25%	10.10%	2/14/2031	3,040	—	(29)	—%
American Student Transportation Partners	Media, PA, 19063, United States	(12)	Subordinated Debt	N/A		6.00% (Cash) 8.50% (PIK)	9/11/2029	2,216	2,168	2,161	0.22%
Total Transportation: Consumer									12,658	12,616	1.27%

Utilities: Electric
CRCI Holdings Inc	6504 Bridge Point Parkway, Austin, TX, 78730, United States	(9) (12) (13)	First Lien Term Loan	S +	5.00%	9.85%	8/27/2031	10,460	10,356	10,359	1.05%
CRCI Holdings Inc (Delayed Draw)		(9) (11) (12)	First Lien Term Loan	S +	5.00%	9.85%	8/27/2031	2,615	(13)	(25)	—%
CRCI Holdings Inc		(9) (11) (12)	Revolving Loan	S +	5.00%	9.85%	8/27/2031	1,925	944	944	0.10%
DMC Power	623 East Artesia Boulevard, Carson, CA, 90746, United States	(6)	First Lien Term Loan	S +	5.75%	11.05%	7/13/2029	4,962	4,899	4,992	0.50%
DMC Power (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	5.75%	11.05%	7/13/2029	1,671	(3)	10	—%
Pinnacle Supply Partners, LLC	1424 Ohio Avenue, Dunbar, WV, 25064, United States	(6)	First Lien Term Loan	S +	6.25%	11.37%	4/3/2030	6,284	6,178	6,243	0.63%
Pinnacle Supply Partners, LLC (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	6.25%	11.68%	4/3/2030	3,629	1,364	1,363	0.14%
Total Utilities: Electric									23,725	23,886	2.42%

Utilities: Water
USA Water	363 North Sam Houston Parkway East, Houston, TX, 77060, United States	(6) (12)	First Lien Term Loan	S +	4.75%	9.60%	2/21/2031	7,857	7,786	7,849	0.79%
USA Water (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	4.75%	10.01%	2/21/2031	3,037	334	331	0.04%
Total Utilities: Water									8,120	8,180	0.83%

Wholesale
Ergotech (INS)	3321 Essex Drive, Richardson, TX, 75082, United States	(6) (13)	First Lien Term Loan	S +	6.50%	11.91%	1/19/2029	7,885	7,766	7,895	0.80%
Ergotech (INS) (Delayed Draw)		(11) (12)	First Lien Term Loan	S +	6.50%	11.91%	1/19/2029	1,979	(29)	3	—%
Industrial Service Group	318 Neeley Street, Sumter, SC, 29150, United States	(6)	First Lien Term Loan	S +	5.75%	11.00%	12/7/2028	6,476	6,376	6,405	0.65%
Industrial Service Group (Delayed Draw)		(6)	First Lien Term Loan	S +	5.75%	11.00%	12/7/2028	3,372	3,359	3,335	0.34%
Micronics	1201 Riverfront Parkway, Chattanooga, TN, 37402, United States	(12)	Subordinated Debt	S +	5.25%	10.12%	2/17/2027	2,450	2,412	2,409	0.24%
TPC Wire & Cable Corp	9600 Valley View Road, Macedonia, OH, 44056, United States	(12)	Subordinated Debt	N/A		11.00% (Cash) 1.50% (PIK)	2/16/2028	2,261	2,244	2,225	0.22%
TPC Wire & Cable Corp (Delayed Draw)		(12)	Subordinated Debt	N/A		11.00% (Cash) 1.50% (PIK)	2/16/2028	925	924	911	0.09%
TPC Wire & Cable Corp (Delayed Draw)		(12)	Subordinated Debt	N/A		11.00% (Cash) 1.50% (PIK)	2/16/2028	1,723	1,723	1,696	0.17%
Total Wholesale									24,775	24,879	2.51%

Total Debt Investments									2,045,483	2,013,062	203.23%

Equity Investments

Aerospace & Defense
Turbine Engine Specialists	600 Railhead Road, Fort Worth, TX, 76106, United States	(8) (12) (15)	Class A-1 Units				9/1/2023	1,530,000	1,530	1,728	0.17%
Total Aerospace & Defense									1,530	1,728	0.17%

Automotive
Covercraft	100 Enterprise Boulevard, Pauls Valley, OK, 73075, United States	(8) (12)	LP Interests				8/20/2021	768	768	299	0.03%

High Bar Brands	2701 Southwest 18th Street, Owatonna, MN, 55060, United States	(8) (10) (12)	Class A Units	12/19/2023	303,000	303	396	0.04%
S&S Truck Parts	600 West Irving Park Road, Schaumburg, IL, 60193, United States	(8) (12)	Partnership Units	3/1/2022	4	378	343	0.03%
S&S Truck Parts		(8) (12)	Common Units	8/1/2022	78,543	290	71	0.01%
S&S Truck Parts		(8) (10) (12)	Partnership Interests	6/3/2024	1,000	1,000	977	0.10%
S&S Truck Parts		(8) (12)	Warrants	6/3/2024	1,000	1	—	—%
Total Automotive						2,740	2,086	0.21%

Beverage, Food & Tobacco
Bardstown Bourbon Company	1500 Parkway Drive, Bardstown, KY, 40004, United States	(8) (10) (12)	Common Units	7/13/2022	14,777	1,860	2,016	0.20%
Fresh Edge	4501 Massachusetts Avenue, Indianapolis, IN, 46218, United States	(8) (12)	Class B Common Units	10/3/2022	698	5	71	0.01%
Fresh Edge		(8) (12)	Class A Preferred Units	10/3/2022	698	698	801	0.08%
Tech24	80 International Drive, Greenville, SC, 29615, United States	(8) (12)	Company Unit	10/5/2023	954	954	1,005	0.10%
Total Beverage, Food & Tobacco						3,517	3,893	0.39%

Capital Equipment
Crete	3700 South Boulevard, Charlotte, NC, 28209, United States	(8) (12)	Equity Co-Investment	5/7/2022	24	249	843	0.09%
EFC International	1940 Craigshire, Saint Louis, MO, 63146-4008, United States	(8) (10) (12)	Class A Common Units	2/28/2023	148	60	146	0.01%
EFC International		(8) (10) (12)	Series A Preferred Units	2/28/2023	148	148	168	0.02%
E-Technologies / Superior	8614 Jacquemin Drive, West Chester Township, OH, 45069, United States	(8) (12)	Partnership Interests	5/22/2024	1,000,000	1,000	806	0.08%
Precision Surfacing Solutions	501 West Algonquin Road, Mount Prospect, IL, 60056, United States	(8) (10) (12)	Common Units	10/3/2022	3,750,000	3,750	6,000	0.61%
Total Capital Equipment						5,207	7,963	0.81%

Construction & Building
Erie Construction	3516 Granite Circle, Toledo, OH, 43617, United States	(8) (12)	Common Units	7/27/2021	166	166	528	0.05%

Gannett Fleming	207 Senate Avenue, Harrisburg, PA, 17011-2316, United States	(8) (12)	Series F Units	5/26/2023	1,272,139	1,272	1,622	0.17%
Gannett Fleming		(8) (12) (15)	Limited Partnership Interests	12/20/2022	894,607	895	1,141	0.12%
Total Construction & Building						2,333	3,291	0.34%

Consumer Goods: Non-durable
FoodScience LLC	929 Harvest Lane, Williston, VT, 05452, United States	(8) (12)	Class B Units	3/1/2021	5,168	5	112	0.01%
FoodScience LLC		(8) (12)	Class A Units	3/1/2021	98	98	137	0.01%
Ultima	4 Essex Avenue, Bernardsville, NJ, 07924, United States	(8) (12)	Preferred Units	9/12/2022	15	170	226	0.02%
Total Consumer Goods: Non-durable						273	475	0.04%

Containers, Packaging & Glass
Oliver Inc	10 Gilpin Avenue, Hauppauge, NY, 11788, United States	(8) (12)	Class A Common Units	7/6/2022	11,916	1,131	742	0.07%
Specialized Packaging Group (SPG)	180 Grand Avenue, Oakland, CA, 94612, United States	(7) (8) (10) (12)	Class A Units	12/17/2020	147,708	148	168	0.02%
Total Containers, Packaging & Glass						1,279	910	0.09%

Healthcare & Pharmaceuticals
Anne Arundel	1306 Concourse Drive, Linthicum Heights, MD, 21090, United States	(8) (12)	AA Equity Co-Invest	9/14/2023	12,175	880	—	—%
Health Management Associates	2501 Woodlake Circle, Okemos, MI, 48864, United States	(8) (12)	Class A Common Units	3/31/2023	399,904	400	485	0.05%
HemaSource	485 South 5700 West, Salt Lake City, UT, 84104, United States	(8) (12)	LP Interests	8/31/2023	577,000	577	726	0.07%
Mosaic Dental	16703 SouthEast McGillivray Boulevard, Vancouver, WA, 98683, United States	(8) (10) (12)	Class A2 Units	2/7/2023	245	245	212	0.02%
Total Healthcare & Pharmaceuticals						2,102	1,423	0.14%

High Tech Industries
ITSavvy	2015 Spring Road, Oak Brook, IL, 60523, United States	(8) (12)	Class A Common Units	8/8/2022	522	522	1,791	0.18%
Solve Industrial	1817 Westinghouse Boulevard, Charlotte, NC, 28273, United States	(8) (12)	LP Interests	6/30/2021	313	313	140	0.01%

Total High Tech Industries						835	1,931	0.19%

Media: Diversified & Production
BroadcastMed	400 North Ashley Drive, Tampa, FL, 33602, United States	(8) (12)	Series A-3 Preferred Units	10/4/2022	56,899	853	741	0.07%
Total Media: Diversified & Production						853	741	0.07%

Services: Business
Apex Companies	2101 Gaither Road, Rockville, MD, 20850, United States	(8) (10) (12)	Class A Membership Interests	1/31/2023	1,173	117	139	0.01%
Career Now	302 East Parent Avenue, Royal Oak, MI, 48067, United States	(8) (12)	Common Equity	9/30/2021	624	624	—	—%
Career Now		(8) (12)	Series B Limited Partnership Units	10/14/2023	222	22	—	—%
E78	1301 West 22nd Street, Oak Brook, IL, 60523, United States	(8) (12)	Class A Common Units	12/1/2021	816	860	900	0.09%
Esquire Deposition Services	1500 Centre Parkway, Atlanta, GA, 30344, United States	(8) (12)	Class A Limited Partnership Units	7/1/2024	2,424	320	242	0.02%
Output Services Group, Inc.	900 Kimberly Drive, Carol Stream, IL, 60188, United States	(8) (10) (12)	Class A Units	11/30/2023	47,021	833	907	0.10%
Riveron	2515 McKinney Avenue, Dallas, TX, 75201, United States	(8) (12)	Class A Units	7/17/2023	790	790	776	0.08%
Total Services: Business						3,566	2,964	0.30%

Services: Consumer
Legacy Service Partners	2701 North Rocky Point Boulevard, Tampa, FL, 33607, United States	(8) (12)	Class B Units	1/9/2023	4,907	491	606	0.06%
NearU	Charlotte, NC, United States	(8) (9) (12)	Limited Partnership Interests	8/8/2022	2,432	243	186	0.02%
Palmetto Exterminators	4055 Faber Place Drive, North Charleston, SC, 29405, United States	(8) (12)	Class A Units	7/31/2023	997,000	1,117	1,202	0.13%
Perennial Services Group	255 Greenwood Avenue, Midland Park, NJ, 07432, United States	(8) (10) (12)	Class A Units	9/8/2023	7,784	778	1,125	0.11%
Repipe Specialists	245 East Olive Avenue, Burbank, CA, 91502, United States	(8) (10) (12)	Purchased Units	3/18/2022	253	253	12	—%
Total Services: Consumer						2,882	3,131	0.32%

Sovereign & Public Finance
LMI	7940 Jones Branch Drive, Tysons, VA, 22102, United States	(8) (12)	Limited Partnership Interests		7/18/2022	633,980	634	1,295	0.13%
Total Sovereign & Public Finance							634	1,295	0.13%

Transportation: Cargo
RoadOne	1 Kellaway Drive, Randolph, MA, 02368, United States	(8) (12)	Partnership Units		12/29/2022	1,173,220	939	1,093	0.11%
Seko Global Logistics LLC	1501 East Woodfield Road, Schaumburg, IL, 60173, United States	(8) (12)	Equity Co-Invest		12/30/2020	671,203	332	—	—%
Total Transportation: Cargo							1,271	1,093	0.11%

Transportation: Consumer
American Student Transportation Partners	Media, PA, 19063, United States	(8) (12)	Limited Partnership Interest		9/11/2023	102,475	102	94	0.01%
Total Transportation: Consumer							102	94	0.01%

Utilities: Electric
Pinnacle Supply Partners, LLC	1424 Ohio Avenue, Dunbar, WV, 25064, United States	(8) (12)	Subject Partnership Units		4/3/2023	279,687	280	251	0.03%
Total Utilities: Electric							280	251	0.03%

Utilities: Water
USA Water	363 North Sam Houston Parkway East, Houston, TX, 77060, United States	(8) (10) (12)	Common Units		2/21/2024	4,781	478	556	0.06%
Utilities: Water							478	556	0.06%

Total Equity Investments							29,882	33,825	3.41%

Cash Equivalents
BlackRock Liquidity Funds T-Fund - Institutional Class				4.76%		62,452	62,452	62,452	6.30%
First American Government Obligations Fund - Class Z				4.75%		28	28	28	—%
Total Cash Equivalents							$62,480	$62,480	6.30%

Total Investments and Cash Equivalents	$2,137,845	$2,109,367	212.94%

_______________
(1)All investments are non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act classifies investments based on the level of control that the Company maintains in a particular portfolio company. As defined in the 1940 Act, a portfolio company is generally presumed to be “non-controlled” when the Company owns 25% or less of the portfolio company’s voting securities and “controlled” when the Company owns more than 25% of the portfolio company’s voting securities. The 1940 Act also classifies investments further based on the level of ownership that the Company maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when the Company owns less than 5% of a portfolio company’s voting securities and “affiliated” when the Company owns 5% or more of a portfolio company’s voting securities.
(2)Unless otherwise indicated, issuers of debt and equity held by the Company are domiciled in the United States.
(3)The majority of the investments bear interest at rates that may be determined by reference to Secured Overnight Financing Rate ("SOFR" or "S"), which reset monthly or quarterly. For each such investment, the Company has provided the spread over SOFR and the current contractual interest rate in effect at September 30, 2024. As of September 30, 2024, rates for 1M S, 3M S, 6M S, 12M S ("SOFR") are 4.85%, 4.59%, 4.25%, and 3.78% respectively. Certain investments are subject to a SOFR floor. For fixed rate loans, a spread above a reference rate is not applicable.
(4)Investment valued using unobservable inputs (Level 3). See Note 2 “Significant Accounting Policies – Valuation of Portfolio Investments” and Note 4 "Fair Value Measurements" in our most recent Quarterly Report on Form 10-Q for more information.
(5)Percentage is based on net assets of $990,609 as of September 30, 2024.
(6)Denotes that all or a portion of the assets are owned by CLO-I, CLO-II and/or CLO-III, which serve as collateral for the 2022 Debt Securitization, the 2023 Debt Securitization, and 2024 Debt Securitization (each as defined in the Notes). See Note 6 "Secured Borrowings" in our most recent Quarterly Report on Form 10-Q.
(7)This portfolio company is not domiciled in the United States. The principal place of business for Specialized Packing Group and Commercial Bakeries is Canada. The principal place of business for Phaidon International is the United Kingdom. The principal place of business for Insulation Technology Group is Germany.
(8)Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be a “restricted security” under the Securities Act. As of September 30, 2024, the Company held forty-nine restricted securities with an aggregate fair value of $33,825, or 3.41% of the Company’s net assets.
(9)Investment is a unitranche position.
(10)The investment is considered a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company cannot acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company's total assets. As of September 30, 2024, total non-qualifying assets at fair value represented 5.30% of the Company's total assets calculated in accordance with the 1940 Act.
(11)Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. See Note 7 "Commitments and Contingencies" in our most recent Quarterly Report on Form 10-Q. The investment may be subject to unused commitment fees.
(12)Denotes that all or a portion of the assets are owned by the Company or NCDL Equity Holdings. The Company entered into a senior secured revolving credit agreement (the “Revolving Credit Facility”). The Revolving Credit Facility is guaranteed by NCDL Equity Holdings and will be guaranteed by certain subsidiaries of the Company that are formed or acquired by the Company in the future.
(13)Denotes that all or a portion of the assets are owned by SPV IV and/or SPV V. SPV IV has entered into a senior secured revolving credit facility (the “SMBC Financing Facility”). The lenders of the SMBC Financing Facility have a first lien security interest in substantially all of the assets of SPV IV. Accordingly, such assets are not available to other creditors of the Company. SPV V has entered into a senior secured revolving credit facility (the “Wells Fargo Financing Facility”). The lenders of the Wells Fargo Financing Facility have a first lien security interest in substantially all of the assets of SPV V. Accordingly, such assets are not available to other creditors of the Company.
(14)Investments valued using observable inputs (Level 2). See Note 2 “Significant Accounting Policies – Valuation of Portfolio Investments” and Note 4 "Fair Value Measurements" in our most recent Quarterly Report on Form 10-Q for more information.
(15)Represents an investment held through an aggregator vehicle organized as a pooled investment vehicle.
(16)Loan was on non-accrual status as of September 30, 2024.

MANAGEMENT
The information in the sections entitled “Information about the Director Nominees and Directors,” “Board Leadership Structure,” “The Board’s Role in Risk Oversight and Compliance,” and “Committees of the Board” in our most recent Definitive Proxy Statement on Schedule 14A are incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The information in the sections entitled “Certain Relationships and Related Party Transactions” and “Independent Directors” in our most recent Definitive Proxy Statement on Schedule 14A are incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The information in the section entitled “Security Ownership of Management and Certain Beneficial Owners” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated herein by reference.

PORTFOLIO MANAGEMENT
Subject to the overall supervision of our Board, Churchill will manage the day-to-day operations of, and provide investment advisory and management services to, us. All investment decisions for us require the unanimous approval of the members of the investment committee (the “Investment Committee”), which is comprised of senior investment personnel of the investment teams. The members of the Investment Committee are Kenneth Kencel, Jason Strife, Mathew Linett and Randy Schwimmer, each of whom is considered to be a portfolio manager. The Investment Committee is also advised by the Senior Loan Investment Committee and the PEJC Investment Committee, respectively. The Senior Loan Investment Committee is currently comprised of Kenneth Kencel, Randy Schwimmer, Shai Vichness, Christopher Cox, Mathew Linett, and Kevin Meyer. The PEJC Investment Committee is currently comprised of Kenneth Kencel, Jason Strife, Derek Fricke, Anne Philpott, and Nicholas Lawler.
None of Churchill’s investment professionals receive any direct compensation from us in connection with the management of our portfolio. Certain members of the Investment Committee, through their financial interests in the Advisers, are entitled to a portion of the profits earned by the Advisers, which includes any fees payable to the Advisers under the terms of the Advisory Agreement and the CAM Sub-Advisory Agreement, less expenses incurred by the Advisers in performing its services under the Advisory Agreement and CAM Sub-Advisory Agreement.
Other Accounts Managed by Portfolio Managers
The portfolio managers primarily responsible for our day-to-day management also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2023: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.
Kenneth Kencel

Type of Account	Number of Accounts	Assets of Accounts ($ in million)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$527	0	$—
Other pooled investment vehicles:(1)	40	$16,798	23	$11,559
Other accounts	13	$23,374	7	$3,091
Jason Strife

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions}
Registered investment companies	0	$—	0	$—
Other pooled investment vehicles:(1)	15	$5,320	12	$4,666
Other accounts	3	$13,739	2	$1,007

Mathew Linett

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$527	0	$—
Other pooled investment vehicles:(1)	26	$12,019	12	$7,422
Other accounts	11	$9,635	5	$2,085
Randy Schwimmer

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$527	0	$—
Other pooled investment vehicles:(1)	26	$12,019	12	$7,422
Other accounts	11	$9,635	5	$2,085
__________________
(1)Includes investment companies that have elected to be regulated as business development companies under the 1940 Act.
(2)Total assets includes commitments to acquire limited partner interests in private funds that may not be fully funded as of the date set forth above.
Members of the Investment Committee Who Are Not Our Directors or Executive Officers
Randy Schwimmer, Senior Managing Director, Vice Chairman, Churchill
Senior Managing Director Durant D. (“Randy”) Schwimmer is Vice Chairman of Churchill. Mr. Schwimmer oversees the Investor Solutions Group focusing on managing and growing the firm’s relationships with leading global institutional investors, family offices and private wealth platforms. Previously, he served as Co-Head of Senior Lending, overseeing senior lending origination and capital markets for Churchill. He has broad experience in middle market finance and is widely credited with developing loan syndications for middle market companies. Mr. Schwimmer brings 30 years of experience in middle market finance to Churchill, having served as a Senior Managing Director and Head of Capital Markets & Indirect Origination at Churchill Financial. In those positions, he took responsibility for all loan capital markets activities and for managing the firm's indirect origination platform. Before then, Mr. Schwimmer worked as Managing Director and Head of Leveraged Finance Syndication for BNP Paribas. He spent 15 years at JP Morgan Chase in Corporate Banking and Loan Syndications, where he originated, structured, and syndicated leveraged loans. Mr. Schwimmer graduated from Trinity College with a cum laude B.A. He earned his M.A. from the University of Chicago.
Jason Strife, Senior Managing Director, Head of Junior Capital & Private Equity Solutions, Churchill
Senior Managing Director Jason Strife serves as Head of Private Equity & Junior Capital at Churchill. Jason Strife is responsible for sourcing, executing, portfolio construction and monitoring Churchill’s middle market private equity and junior capital investment efforts, including fund commitments, equity co-investments and junior debt investments. Prior to joining Nuveen, Mr. Strife was a Principal at Bison Capital, a Los Angeles-based private equity firm focused on structured Junior Capital Investments in lower middle market companies. Prior to Bison Capital, Mr. Strife was an investment professional at Weston Presidio, a Boston and San Francisco-based middle market private equity firm focused on growth capital and leveraged buyout investing. Prior to Weston Presidio, Mr. Strife worked in the Mergers and Acquisitions group of Wachovia Securities, executing primarily sell side transactions on behalf of private equity clients. Mr. Strife graduated with a Master’s degree in Accounting and a Bachelor’s degree in Analytical Finance from Wake Forest University.

Mathew Linett, Senior Managing Director, Head of Senior Lending, Churchill
Senior Managing Director Mathew Linett serves as Head of Senior Lending overseeing origination, capital markets, underwriting and portfolio management for Churchill’s Senior Loan Investment Team. He brings nearly 30 years of leveraged finance experience with a strong emphasis on the middle market. He has invested at all levels of the capital structure including senior secured loans, public and private mezzanine debt, as well as private equity co-investments. In addition, he has significant distressed debt experience both as an investor in the secondary market as well as through direct workouts of middle market loans. Previously, he was a Credit Portfolio Manager at Loeb King Capital and Havens Advisors, a Senior Vice President at Jefferies & Co., as well as a Vice President at Indosuez Capital – a middle market merchant banking and asset management business. Mr. Linett and Mr. Kencel worked closely together at Indosuez Capital.
Mr. Linett graduated cum laude from the University of Pennsylvania’s dual degree program with a B.S. in economics from the Wharton School and a B.A. (honors) in international relations from the College of Arts and Sciences.
Other Senior Investment Professionals:
Christopher Cox, Senior Managing Director, Chief Risk Officer, Churchill
Christopher Cox serves as Chief Risk Officer of Churchill. Previously, he was a principal of Carlyle Secured Lending, Inc., formerly known as TCG BDC, Inc. and Carlyle GMS Finance (Carlyle’s publicly traded BDC) and was a managing director and Chief Risk Officer for Churchill Financial, which he joined in 2006. In this role, he was responsible for overseeing the company’s risk management infrastructure, including all risk management process and policies. Prior to this, Mr. Cox was a senior vice president at GE Commercial Finance (a division of GE Capital) from 1997 to 2006, where he held various risk management roles within the corporate lending group, focusing on middle market transactions. Mr. Cox also worked at Gibbs & Cox, Inc. in New York, NY. Mr. Cox received his B.S. in civil engineering from Tufts University and his MBA from Fordham University.
Kelli Marti, Senior Managing Director, Head of CLO Management
Kelli Marti serves as Churchill’s Head of CLO Management and is responsible for the management and growth of Churchill’s middle market CLO platform, including day-to-day vehicle oversight, assisting in the sourcing of assets and trading strategy development, as well as participating in fundraising initiatives. Before joining Churchill, Ms. Marti spent eighteen years at Crestline Denali Capital, a CLO asset manager. Most recently, Ms. Marti served as Crestline Denali’s Managing Director and Chief Credit Officer where she was responsible for overseeing the firm’s entire credit function including new business underwriting and portfolio management. Ms. Marti also served on the firm’s Investment Committee. Prior to joining Crestline Denali, Ms. Marti was a Vice President at Heller Financial where she was responsible for underwriting and managing middle market loans. Prior to joining Heller, she was an Assistant Vice President at First Source Financial where she underwrote direct middle market transactions on behalf of the firm’s CLO portfolio. She began her career as an auditor at KPMG in Chicago.
Ms. Marti graduated magna cum laude with a B.S. in Accounting from the University of Notre Dame and received her MBA with high honors from the Kellogg School of Management at Northwestern University. Ms. Marti previously earned her CPA certification.
Kevin Meyer, Managing Director, Head of Origination, Churchill
Kevin Meyer serves as Churchill’s Head of Origination with over twelve years of experience in middle market leveraged finance. Previously, he was an Assistant Vice President and Underwriter at GE Capital, a financial services institution that is focused on making direct senior, middle market loans. Prior to GE Capital, Kevin worked in sports marketing and event management at FIFA. Kevin graduated from Fordham with a B.A. in finance and minor concentration in economics. He received his MBA with specializations in finance and international business from Fairfield University’s Dolan School of Business.

PEJC Investment Team Senior Investment Professionals
Derek Fricke, Managing Director, Junior Capital & Private Equity Solutions, Churchill
Derek Fricke serves as Managing Director on the Private Equity and Junior Capital team for Churchill, where he is actively involved in sourcing and executing investments in junior capital and equity co-investments, as well as investments in private equity funds. Mr. Fricke initially joined the team in 2013, when the group was operating as part of Churchill’s parent company, TIAA, and subsequently Nuveen. Prior to joining the organization, he spent several years as an investment team member at Chrysalis Ventures, a $400 million venture capital firm investing in early stage healthcare services, business services, and technology companies. Previously, Mr. Fricke was an active mezzanine capital and equity investor in middle-market media and technology companies as an investment team member at BIA Digital Partners. Mr. Fricke began his career in investment banking in Atlanta, GA with SunTrust Robinson Humphrey. Mr. Fricke is a graduate of the University of North Carolina at Chapel Hill, where he earned a B.S. degree in Business Administration from the Kenan-Flagler School of Business.
Anne Philpott, Managing Director, Junior Capital & Private Equity Solutions, Churchill
Anne Philpott is a Managing Director on the Private Equity and Junior Capital team for Churchill. Her responsibilities include origination and portfolio management activities for private equity funds, mezzanine capital and direct equity co-investments. Previously, Ms. Philpott was a Senior Director on the Private Equity and Junior Capital team at Nuveen. She joined TIAA in 2005 and began her career as an Associate in the Private Placements group. As part of the Private Placements group, she acted as a lead originator and portfolio manager for a variety of domestic and international high grade corporate debt investments. Ms. Philpott holds a B.S. in Economics from the University of Pennsylvania. She is a CFA charter holder and a member of the CFA Institute.
Nicholas Lawler, Managing Director, Head of Secondaries on the PEJC Investment Team at Churchill
Nicholas Lawler is a Managing Director on the PEJC Investment Team at Churchill. His responsibilities include oversight of origination, underwriting and portfolio management activities for secondary investments. Prior to joining Churchill in 2022, Mr. Lawler spent 10 years at 50 South Capital Advisors, LLC, the alternative investment arm of Northern Trust Corporation, where he was a Senior Vice President and helped build and lead the firm’s secondaries business. Mr. Lawler also served on 50 South Capital’s Diversity, Equity, and Inclusion Committee. Before joining 50 South Capital, he was a member of Northern Trust’s Global Opportunities in Leadership Development program on the Investments Track – Northern’s functional and management training program. Nick joined Northern Trust in 2008 and began his career in Wealth Management. Mr. Lawler holds a B.A. in political science and minor in history from Boston College, where he was a member of the men’s varsity golf team, competing in the Atlantic Coast Conference.
Nuveen Leveraged Finance Senior Investment Professionals
The Adviser and Churchill have engaged their affiliate, Nuveen Asset Management, acting through the Nuveen Leveraged Finance division, to manage certain of our liquid investments pursuant to the NAM Sub-Advisory Agreement.
The liquid investments that may be managed by Nuveen Leveraged Finance are primarily comprised of publicly traded broadly syndicated Senior Loans issued by U.S. issuers. Nuveen Leveraged Finance will underwrite investment opportunities through both bottom-up fundamental research and top-down macro analysis to identify attractive investments within the more liquid part of the broadly syndicated loan market. Nuveen Leveraged Finance will seek to achieve a high level of current income and total return, consistent with preservation of capital. Liquid investments may be comprised of debt obligations with various public credit ratings, although we expect such investments primarily to be comprised of obligations below investment grade quality.
Nuveen Leveraged Finance utilizes a team-based investment approach that seeks to attain superior risk-adjusted returns through a disciplined yet dynamic investment process focused on the liquid part of the broadly syndicated loan universe. Its investment team specializes in specific sectors and industries, evaluating the entire capital structure of companies while conducting a valuation-based analysis, with an emphasis on companies with strong cash flow characteristics and/or hard assets as collateral. Specific portfolio guidelines for liquid investments will be determined from time to time through a collaborative process between Churchill and Nuveen Leveraged Finance.
Scott Caraher, Head of Senior Loans, Nuveen Leveraged Finance
Scott Caraher is head of Senior Loans for Nuveen Leveraged Finance and is responsible for retail and institutional bank loan-focused portfolio management. When Mr. Caraher joined Nuveen affiliate Symphony Asset Management in 2002, he was a gaming and industrials analyst providing long and short credit ideas to the investment team up and down the capital structure. Mr. Caraher began trading loans for the platform in 2003 and in 2005 was named an associate portfolio manager on the firm’s loan strategies. He became the lead portfolio manager on the firm’s loan strategies in 2008. Prior to joining the firm, Mr. Caraher was an investment banking analyst in the industrial group at Deutsche Bank Alex Brown in New York. Mr. Caraher graduated with a B.S. in Finance from Georgetown University.
The table below shows the dollar range of shares of our common stock to be beneficially owned by our portfolio managers as of December 17, 2024 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or Over $100,000:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company (1)(2)
Kenneth Kencel	Over $100,000
Jason Strife	Over $100,000
Mathew Linett	$50,001 - $100,000
Randy Schwimmer	$50,001 - $100,000
__________________
(1)Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.
(2)The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the NAV per share of the Company as of September 30, 2024, which was $18.15, times the number of shares beneficially owned.

DETERMINATION OF NET ASSET VALUE
Investments are valued in accordance with the fair value principles established by FASB ASC Topic 820, Fair Value Measurement (“ASC Topic 820”) and in accordance with the 1940 Act. ASC Topic 820’s definition of fair value focuses on the amount that would be received to sell the asset or paid to transfer the liability in the principal or most advantageous market and prioritizes the use of market-based inputs (observable) over entity-specific inputs (unobservable) within a measurement of fair value.
ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:
•Level 1 — Valuations are based on unadjusted, quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.
•Level 2 — Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Active, publicly traded instruments are classified as Level 1 and their values are generally based on quoted market prices, even if both the market’s normal daily trading volume is not sufficient to absorb the quantity held and placing orders to sell the position in a single transaction might affect the quoted price.
Fair value is generally determined as the price that would be received for an investment in a current sale, which assumes an orderly market is available for the market participants at the measurement date. If available, fair value of investments is based on directly observable market prices or on market data derived from comparable assets. The Company’s valuation policy considers the fact that no ready market may exist for many of the securities in which it invests and that fair value for its investments must be determined using unobservable inputs.
Our Board designated the Adviser as our valuation designee (the “Valuation Designee”) pursuant to Rule 2a-5 under the 1940 Act to determine the fair value of our investments that do not have readily available market quotations, effective beginning in the fiscal quarter ended March 31, 2023. Pursuant to our valuation policy approved by our Board, a valuation committee comprised of employees of the Adviser (the “Valuation Committee”) is responsible for determining the fair value of our assets for which market quotations are not readily available, subject to the oversight of our Board.
With respect to investments for which market quotations are not readily available (Level 3), the Valuation Designee undertakes a multi-step valuation process each quarter, as follows:
•the quarterly valuation process will begin with each portfolio company or investment being initially valued either by the professionals of the applicable investment team or by an independent third-party valuation firm;
•an independent third-party valuation firm, engaged by, or on behalf of, the Company, will value certain portfolio companies and investments;
•to the extent an independent third-party valuation firm has not been engaged by, or on behalf of, the Company to value 100% of the portfolio then a third-party valuation firm engaged by, or on behalf of, the

Company will provide positive assurance on portions of the portfolio each quarter (such that each performing investment will be reviewed by a third-party valuation firm at least once on a rolling 12-month basis and each watch list investment will be reviewed each quarter), including a review of management’s preliminary valuation and conclusion on fair value;
•the Valuation Committee will then review and discuss the valuations with any input, where appropriate, from the independent valuation firms, and determine the fair value of each investment in our portfolio in good faith based on our valuation policy, subject to the oversight of our Board; and
•the Valuation Designee will provide our Board with the information relating to the fair value determination pursuant to our valuation policy in connection with each quarterly Board meeting and discuss with our Board its determination of the fair value of each investment in our portfolio in good faith.
The Valuation Designee makes this fair value determination on a quarterly basis and in such other instances when a decision regarding the fair value of the portfolio investments is required. Factors considered by the Valuation Designee as part of the valuation of investments include credit ratings/risk, the portfolio company's current and projected earnings, current and expected leverage, ability to make interest and principal payments, the estimated remaining life of the investment, liquidity, compliance with applicable loan covenants, price to earnings (or other financial) ratios of the portfolio company and other comparable companies, current market yields and interest rate spreads of similar securities as of the measurement date. Other factors taken into account include changes in the interest rate environment and the credit markets that may affect the price at which similar investments would trade. The Valuation Designee may also base its valuation of an investment on recent investments and securities with similar structure and risk characteristics. Churchill obtains market data from its ongoing investment purchase efforts, in addition to monitoring transactions that have closed and are announced in industry publications. External information may include (but is not limited to) observable market data derived from the U.S. loan and equity markets. As part of compiling market data as an indication of current market conditions, management may utilize third-party sources.
The value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that ultimately might be realized upon a portfolio investment's sale. Due to the inherent uncertainty of valuation, the estimated fair value of an investment may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.
Our Board is responsible for overseeing the Valuation Designee’s process for determining the fair value of the Company’s assets for which market quotations are not readily available, taking into account our valuation risks. To facilitate our Board’s oversight of the valuation process, the Valuation Designee will provide our Board with quarterly reports, annual reports, and prompt reporting of material matters affecting the Valuation Designee’s determination of fair value. As part of our Board’s oversight role, our Board may request and review additional information as may be necessary to be informed of the Valuation Committee’s process for determining the fair value of our investments.
Determinations in Connection with Offerings
In connection with each offering of our shares, to the extent we do not have shareholder approval to sell below NAV, the Valuation Designee will be required to make a good faith determination that we are not selling our shares at a price below the then current NAV of our shares at the time at which the sale is made, as required by Section 63 of the 1940 Act. The Valuation Designee will consider the following factors, among others, in making such determination:
•the NAV of our shares disclosed in the most recent periodic report we filed with the SEC;
•management’s assessment of whether any material change in the NAV of our shares has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our shares and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our shares; and

•the magnitude of the difference between (i) a value that the Valuation Designee has determined reflects the current (as of a time within 48 hours excluding Sundays and holidays) NAV of our shares, which is based upon the NAV of our shares disclosed in the most recent periodic report we filed with the SEC, as adjusted to reflect management’s assessment of any material change in the NAV of our shares since the date of the most recently disclosed NAV of our shares, and (ii) the offering price of our shares in the proposed offering.
Moreover, to the extent that there is a possibility that we may (i) issue share of common stock at a price per share below the then current NAV per share at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the NAV per share fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the NAV per share of common stock within two days prior to any such sale to ensure that such sale will not be below our then current NAV per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the NAV per share to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN
We currently have adopted an “opt out” dividend reinvestment plan. As a result of the foregoing, if our Board authorizes, and we declare, a cash dividend or distribution, shareholders that do not “opt out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares rather than receiving cash.
If newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a shareholder will be determined by dividing the total dollar amount of the cash dividend or distribution payable to a shareholder by the market price per share at the close of regular trading on the NYSE on the payment date of a distribution, or if no sale is reported for such day, the average of the reported bid and ask prices. However, if the market price per share on the payment date of a cash dividend or distribution exceeds the most recently computed NAV per share, we will issue shares at the greater of (i) the most recently computed NAV per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeded the most recently computed NAV per share). For example, if the most recently computed NAV per share is $25.00 and the market price on the payment date of a cash dividend is $24.00 per share, we will issue shares at $24.00 per share. If the most recently computed NAV per share is $25.00 and the market price on the payment date of a cash dividend is $27.00 per share, we will issue shares at $25.65 per share (95% of the current market price). If the most recently computed NAV per share is $25.00 and the market price on the payment date of a cash dividend is $26.00 per share, we will issue shares at $25.00 per share.
If shares are purchased in the open market to implement the dividend reinvestment plan, the number of shares to be issued to a shareholder will be determined by dividing the dollar amount of the cash dividend payable to such shareholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend.
No action will be required on the part of a registered shareholder to have his, her or its distribution paid in shares. A registered shareholder is able to elect to have their dividends and other distributions in cash by notifying us and Computershare, Inc. (the “Plan Administrator”) in writing so that such notice is received no later than ten calendar days prior to the record date for distributions to the shareholders.
There are no brokerage charges or other charges to shareholders who participate in the dividend reinvestment plan.
The dividend reinvestment plan is terminable by us upon notice in writing mailed to each shareholder of record at least 30 days prior to any record date for the payment of any distribution by us.
During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the dividend reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of our common stock purchased during such quarter, and the per share purchase price for such shares. Annually, as required by the Code, we will include tax information for income earned on shares under the dividend reinvestment plan on a Form 1099-DIV that is mailed to shareholders. We reserve the right to amend, suspend or terminate the dividend reinvestment plan. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid under the Advisory Agreement. Computershare, Inc. will act as the administrator of the dividend reinvestment plan.
For additional discussion regarding the tax implications of participation in the dividend reinvestment plan, see “Certain U.S. Federal Income Tax Considerations.”

DESCRIPTION OF SECURITIES
This prospectus contains a summary of the common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains, and any applicable prospectus supplement or related free writing prospectus that we may authorize to be provided to you related to any security being offered will contain, the material terms and conditions for each security.

DESCRIPTION OF CAPITAL STOCK
The following is a brief description of the securities of the Company registered pursuant to Section 12 of the Exchange Act. As of the date hereof, our common stock is the only class of our securities registered under Section 12 of the Exchange Act. This description of the terms of our common stock does not purport to be complete and is subject to and qualified in its entirety by reference to the applicable provisions of Maryland General Corporation Law (the “MGCL”), and the full text of our charter and bylaws.
General
The authorized stock of the Company consists of 500,000,000 shares of stock, par value $0.01 per share (the “Shares”), all of which are initially designated as common stock. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under the MGCL, our shareholders generally are not personally liable for our debts or obligations.
Under our Articles of Amendment and Restatement (as amended or supplemented from time to time, the “Charter”), our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining shareholder approval. As permitted by the MGCL, our Charter provides that the Board,     without any action by our shareholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
The following are our outstanding classes of securities as of December 17, 2024:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	500,000,000	—	53,809,552
Common Stock
All Shares have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to our shareholders if, as and when authorized by our Board and declared by us out of assets legally available therefor. Our Shares have no preemptive, conversion or redemption rights and may not be transferred without the consent of the Adviser, and may not be transferred if restricted by federal and state securities laws or otherwise by contract. In the event of our liquidation, dissolution or winding up, each Share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each Share is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our Shares will possess exclusive voting power.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter also permits us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good-faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The MGCL and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise, the material ones of which are discussed below. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We expect the benefits of these provisions to outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our Board is divided into three classes of directors serving staggered terms currently expiring in 2025, 2026 and 2027. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their respective successors are duly elected and qualify, and each year one class of directors will be elected by the shareholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.

Election of Directors
Our Bylaws, as authorized by our Charter, provide that the affirmative vote of the holders of a plurality of all votes cast at a meeting of shareholders duly called, and at which a quorum is present, will be required to elect a director. Pursuant to our Charter, our Board may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our Charter provides that the number of directors will be set only by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than one nor more than nine. Our Charter provides that, at such time as we have at least three independent directors and our Shares are registered under the Exchange Act, as amended, we will elect to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board. Accordingly, at such time, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Shareholders
Under the MGCL, shareholder action can be taken only at an annual or special meeting of shareholders or (unless the charter provides for shareholder action by less than unanimous written consent, which our Charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal indefinitely.
Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals
Our Bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board and the proposal of business to be considered by shareholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board or (3) by a shareholder of the Company who is a shareholder of record both at the time of giving of notice provided for in our Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of the Board or (2) provided that the Board has determined that directors will be elected at the meeting, by a shareholder of the Company who is a shareholder of record both at the time of giving of notice provided for in our Bylaws and at the time of the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Bylaws do not give our Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Calling of Special Meetings of Shareholders
Our Bylaws provide that special meetings of shareholders may be called by our Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Company upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the shareholders entitled to cast at least 75% of the votes entitled to be cast on such matter (provided, however, that in connection with subscribing to purchase Shares prior to any listing of our Shares on a national securities exchange (an “Exchange Listing”), each shareholder will grant an irrevocable proxy to our Board to vote their Shares in favor of liquidating or dissolving the Company if the Company does not effectuate an Exchange Listing within 5 years of the initial closing of the Company’s private offering, subject to up to two 1-year extensions in the discretion of the Board). However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our Charter and Bylaws provide that the Board will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Act (as defined and discussed below), as permitted by the MGCL, our Charter provides that shareholders will not be entitled to exercise appraisal rights unless a majority of the Board determines such rights apply.
Control Share Acquisitions
The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•one-tenth or more but less than one-third;
•one-third or more but less than a majority; or

•a majority or more of all voting power.
The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Board of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if the Board determines that it would be in our best interests to do so.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:
•any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.
A person is not an interested shareholder under this statute if the Board approved in advance the transaction by which the shareholder otherwise would have become an interested shareholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested shareholder generally must be recommended by the Board of the corporation and approved by the affirmative vote of at least:
•80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.
These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested shareholder becomes an interested shareholder. We expect our Board to adopt a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not “interested persons” as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the Securities and Exchange Commission staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with 1940 Act
Our Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if we amend our Bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Exclusive Forum
Our Charter and Bylaws provide that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, the Charter or Bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine will be a federal or state court located in the state of Maryland, provided that to the extent the appropriate court located in the state of Maryland determines that it does not have jurisdiction over such action, then the sole and exclusive forum will be any federal or state court located in the state of Maryland. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company will be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the shareholder at the shareholder’s address as it appears on the records of the Company, with postage thereon prepaid.
Transfer and Resale Restrictions
Shares of the Company may not be directly or indirectly sold, transferred, assigned, pledged, hypothecated or otherwise disposed of without the prior written consent of the Adviser, which consent may be given or withheld in the sole discretion of the Adviser. Any costs associated with a transfer by a shareholder may be borne by such shareholder.
Furthermore, following any Exchange Listing, our shareholders will be subject to lock-up restrictions pursuant to which they will be prohibited from selling Shares for a certain period after the date of the Exchange listing. The specific terms of this restriction and any other limitations on the sale of our Shares in connection with or following an Exchange Listing will be agreed in advance between our Board and our Adviser, acting on behalf of our investors, and the underwriters of the Exchange Listing or other similar institutions, acting on our behalf, in connection with a listing.

DESCRIPTION OF PREFERRED STOCK
In addition to shares of common stock, our Charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without shareholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.
The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock. If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.
The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 66.7% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.
For any series of preferred stock that we may issue, our Board will determine and the amendment to the Charter and the prospectus supplement relating to such series will describe:
•the designation and number of shares of such series;
•the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;
•any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•the voting powers, if any, of the holders of shares of such series;
•any provisions relating to the redemption of the shares of such series;
•any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•if applicable, a discussion of certain U.S. federal income tax considerations; and
•any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete certificate of designation that contain the terms of the applicable series of preferred stock.

DESCRIPTION OF SUBSCRIPTION RIGHTS
General
We may issue subscription rights to our shareholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our shareholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our shareholders on the record date that we set for receiving subscription rights in such subscription rights offering. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:
•the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•the title of such subscription rights;
•the exercise price for such subscription rights (or method of calculation thereof);
•the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•the number of such subscription rights issued to each shareholder;
•the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•any termination right we may have in connection with such subscription rights offering; and
•any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Exercise Of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.
Dilutive Effects
Any shareholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of shareholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our current NAV per share, the rights offering may reduce our NAV per share. The amount of dilution that a shareholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our shareholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any warrants offering.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such shares of common stock, preferred stock or debt securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:
•the title of such warrants;
•the aggregate number of such warrants;
•the price or prices at which such warrants will be issued;
•the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•whether such warrants will be issued in registered form or bearer form;
•if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•if applicable, the number of such warrants issued with each share of common stock;
•if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;
•information with respect to book-entry procedures, if any;
•if applicable, a discussion of certain U.S. federal income tax considerations; and
•any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our shareholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our shareholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read this prospectus, the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you relating to that particular series of debt securities.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities will be governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.
This section includes a description of the material provisions that will be included in the indenture. Any accompanying prospectus supplement will describe any other material terms of the debt securities being offered thereunder. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture that will govern our debt securities because it, and not this description, will define your rights as a holder of debt securities. We have filed the form of base indenture with the SEC. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” in this prospectus for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including among other things:
•the designation or title of the series of debt securities;
•the total principal amount of the series of debt securities;
•the percentage of the principal amount at which the series of debt securities will be offered;
•the date or dates on which principal will be payable;
•the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•the terms for redemption, extension or early repayment, if any;
•the currencies in which the series of debt securities are issued and payable;
•whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•the place or places of payment, transfer, conversion and/or exchange of the debt securities;
•the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•the provision for any sinking fund;
•any restrictive covenants;
•any Events of Default (as defined in “Events of Default” below);
•whether the series of debt securities is issuable in certificated form;
•any provisions for defeasance or covenant defeasance;
•any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;
•whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•whether the debt securities are subject to subordination and the terms of such subordination;
•whether the debt securities are secured and the terms of any security interest;
•the listing, if any, on a securities exchange; and
•any other terms.
The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150.0% after each issuance of debt (which means we can borrow $2 for every $1 of our equity), but giving effect to any exemptive relief granted to us by the SEC. For a discussion of risks involved with incurring additional leverage, see “Item 1A — Risk Factors — Risks Related to Our Operations and Investments — Our asset coverage requirement was reduced from 200% to 150%, which could increase the risk of investing in the Company” in our most recent Annual Report on Form 10-K. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture will provide that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.
The indenture will not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture will also provide that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture will not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security will be registered will be recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:
•how it handles securities payments and notices;
•whether it imposes fees or charges;
•how it would handle a request for the holders’ consent, if ever required;
•whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
•an investor cannot cause the debt securities to be registered in his, her or its name and cannot obtain certificates for his, her or its interest in the debt securities, except in the special situations we describe below;
•an investor will be an indirect holder and must look to his, her or its own bank or broker for payments on the debt securities and protection of his, her or its legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
•an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•an investor may not be able to pledge his, her or its interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.
Termination of a Global Security
If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, New York, as applicable, and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, at our option we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following:
•we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;
•we do not pay interest on a debt security of the series within 30 days of its due date;
•we do not deposit any sinking fund payment in respect of debt securities of the series within five business days of its due date;
•we remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);
•we voluntarily file for bankruptcy or consent to the commencement of certain other events of bankruptcy, insolvency or reorganization;
•a court of competent jurisdiction enters an order or decree under bankruptcy law that is for relief against us in an involuntary case or proceeding, adjudges us bankrupt or insolvent or orders the winding up or liquidation of us and the continuance of any such decree or order remains undischarged or unstayed for a period of 90 days;
•the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or
•any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable by a notice in writing to us (and to the trustee if given by such holders). This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.
The trustee will not be required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
•you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;
•the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Waiver of Default
Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:
•in the payment of principal, any premium or interest; or
•in respect of a covenant that cannot be modified or amended without the consent of each holder.
Merger or Consolidation
Under the terms of the indenture, we will generally be permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:
•where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;
•the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•we must deliver certain certificates and documents to the trustee; and

•we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we will be able to make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:
•change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•reduce any amounts due on a debt security;
•reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•adversely affect any right of repayment at the holder’s option;
•change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•impair your right to sue for payment;
•adversely affect any right to convert or exchange a debt security in accordance with its terms;
•modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as will be permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:
•if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.
In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of a series of debt securities that will be issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of the covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:
•for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any of our affiliates, or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance”.
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law and the indenture, we will be able to make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieve covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:
•we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if such covenant defeasance had not occurred;
•we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;
•no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•satisfy the conditions for covenant defeasance contained in any supplemental indentures.
If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law or we obtain or there has been published an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•we must deliver to the trustee a legal opinion of our counsel confirming that there has been a change in current U.S. federal tax law or we obtain or there has been published an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if such defeasance had not occurred. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
•we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;
•no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•satisfy the conditions for full defeasance contained in any supplemental indentures.
If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.
Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:
•only in fully registered certificated form;
•without interest coupons; and
•unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.
Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons will be acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions — Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent that the indenture will provide in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture will provide that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness will be defined in the indenture as the principal of (and premium, if any) and unpaid interest on:
•our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking
Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any existing and future secured indebtedness, including any credit facilities or secured indenture securities, that we incur to the extent of the value of the assets securing such secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, with respect to claims on the assets of any such subsidiaries, financing vehicles or similar facilities.
In the event of bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.
The Trustee under the Indenture
U.S. Bank Trust Company, National Association will serve as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.
Book-Entry Procedures
The Depository Trust Company (“DTC”) will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”), deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly- owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating of AA+. The

DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.
Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (the “Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.
To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consent or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).
Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and an investment in shares of our common stock. The discussion is based upon the Code, the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the “Treasury regulations”, the legislative history of the Code, current administrative interpretations and practices of the IRS (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The U.S. federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application to us are not completely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to our assets and the manner in which we operate, and certain complicated tax accounting calculations. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting us and our shareholders. For example, this summary does not describe all U.S. federal income tax consequences that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, certain former citizens or long-term residents of the United States, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that shareholders hold our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
A “U.S. stockholder” is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:
•A citizen or resident of the United States;
•A corporation, or other entity treated as a corporation, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•A trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or
•An estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.
If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of our common stock, the U.S. federal income tax treatment of the partnership and each of its partners generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A shareholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to each shareholder of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.
Our Election to be Taxed as a RIC
We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to U.S. federal income tax on any net ordinary income or capital gains that we timely distribute to our shareholders as dividends.
To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to be eligible to be taxed as a RIC, we must distribute to our shareholders, for each taxable year, at least 90.0% of our “investment company taxable income”, which generally is our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
Taxation as a RIC
If we:
•qualify as a RIC; and
•satisfy the Annual Distribution Requirement,
then we will not be subject to U.S. federal income tax on the portion of our income that is timely distributed (or is deemed to be timely distributed) to our shareholders. We will be subject to U.S. federal income tax imposed at corporate rates on any income that we do not timely distribute to our shareholders.
In addition, we will be subject to a 4.0% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income and net capital gains that we recognized in preceding years, but were not distributed in such years and on which we did not pay U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to make distributions to our shareholders in each taxable year that will be sufficient to avoid any U.S. federal excise tax on our earnings, there can be no assurance that we will be successful in entirely avoiding this tax.
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:
•continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships”, or other income derived with respect to our business of investing in such stock or securities (the “90.0% Income Test”); and
•diversify our holdings so that at the end of each quarter of the taxable year:
•at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and
•no more than 25.0% of the value of our assets is invested in (1) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (2) the securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or (3) the securities of certain “qualified publicly traded partnerships” (the “Diversification Tests”).
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses). If our expenses in a given year exceed our investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its shareholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for U.S. federal income tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. In such event, we may liquidate certain investments, if necessary. We may recognize gains or losses from such liquidations. In the event that we recognize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.
For U.S. federal income tax purposes, we may be required to include in our taxable income certain amounts that we have not yet received in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in our taxable income in each year the portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because original issue discounts or other amounts accrued will be included in our investment company taxable income for the year of accrual and before we receive any corresponding cash payments, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we would not have received any corresponding cash payment.
Accordingly, to enable us to satisfy the Annual Distribution Requirement, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to U.S. federal income tax (and any applicable state and local taxes).
Because we intend to use debt financing, we may be prevented by financial covenants contained in our debt financing agreements from making distributions to our shareholders. In addition, under the 1940 Act, we are generally not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Limits on distributions to our shareholders may prevent us from satisfying the Annual Distribution Requirement and, therefore, may jeopardize our qualification for taxation as a RIC, or subject us to the 4.0% U.S. federal excise tax.
Although we do not presently expect to do so, we may borrow funds and sell assets in order to make distributions to our shareholders that are sufficient for us to satisfy the Annual Distribution Requirement. However, our ability to dispose of assets may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Failure of NCDL to Qualify as a RIC
If we fail to satisfy the 90.0% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which may, among other things, require us to pay certain U.S. federal income taxes at corporate rates or to dispose of certain assets). If we fail to qualify for treatment as a RIC and such relief provisions do not apply to us, we will be subject to U.S. federal income tax on all of our taxable income imposed at regular corporate rates, regardless of whether we make any distributions to our shareholders. In such case, distributions would not be required. However, if distributions are made, any such distributions would be taxable to our shareholders as ordinary dividend income to the extent of our current or accumulated earnings and profits. Subject to certain holding period and other limitations under the Code, non-corporate shareholders generally would be able to treat such dividends as qualified dividends, which are subject to reduced rates of U.S. federal income tax, and corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.
Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the five-year period after our requalification as a RIC, unless we made a special election to pay U.S. federal income tax at corporate rates on such built-in gain at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.
Investments — General
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gains without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90.0% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.
Passive Foreign Investment Companies
If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on any “excess distribution” received on, or any gain from the disposition of, such shares. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. This additional tax and interest may apply even if we make a distribution as a taxable dividend by us to our shareholders in an amount equal to (1) any “excess distribution,” or (2) gain from the disposition of such shares. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark to market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize income in excess of distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the

Annual Distribution Requirement and will be taken into account for purposes of the 4.0% U.S. federal excise tax. See “— Taxation of NCDL as a RIC” above.
Foreign Currency Transactions
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
The remainder of this discussion assumes that we qualify as a RIC for each taxable year.
Taxation of U.S. Stockholders
The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to “— Taxation of Non-U.S. stockholders” below.
Distributions
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent that such distributions paid by us to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for reduced rates of tax. In this regard, it is anticipated that distributions paid by NCDL will generally not be attributable to dividends received by us and, therefore, generally will not qualify for the reduced rates of tax applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” in written statements furnished to its shareholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution”. In that case, among other consequences, (i) we will pay tax on the retained amount, (ii) each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and (iii) the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained net capital gains at the regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s adjusted tax basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution”.
A “publicly offered RIC” is a RIC whose shares are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. We expect to qualify as a publicly offered RIC.

If we qualify as a publicly offered RIC, we may distribute taxable dividends that are payable in part in our common stock. In accordance with certain applicable Treasury regulations and published guidance issued by the Internal Revenue Service, a publicly offered RIC may treat a distribution of its own stock as fulfilling the RIC distribution requirements if each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all shareholders must be at least 20.0% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable shareholders receiving such dividends will be required to include the amount of the dividends as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. In addition, if a significant number of our shareholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made, and we will be subject the 4% excise tax on such amounts. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
We or the applicable withholding agent will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions from us generally will be reported to the IRS (including the amount of dividends, if any, that are Qualifying Dividends). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
Dividend Reinvestment Plan
Under the dividend reinvestment plan, if a U.S. stockholder owns shares of our common stock registered in the U.S. stockholder’s own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. stockholder opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See “Dividend Reinvestment Plan” in this prospectus. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Dispositions
A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
In general, non-corporate U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20.0% on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with a modified adjusted gross incomes in excess of $200,000 (other thresholds apply depending on the individual stockholder’s filing status) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income”, which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at a 21.0% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
Tax Shelter Reporting Regulations
Under applicable Treasury Regulations, if a U.S. stockholder recognizes a loss with respect to our common stock of $2.0 million or more for a non-corporate U.S. stockholder or $10.0 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding
We may be required to withhold U.S. federal income tax (“backup withholding”) from any distribution to a U.S. stockholder (other than a corporation, a financial institution, or a shareholder that otherwise qualifies for an exemption) (1) that fails to provide us or the distribution paying agent with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders
The following discussion applies only to Non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences to such Non-U.S. stockholder. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
Distributions; Dispositions
Subject to the backup withholding and FATCA (defined below) discussions below, distributions of our “investment company taxable income” to Non-U.S. stockholders generally will be subject to withholding of U.S. federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits, unless an applicable exception applies. No withholding will be required with respect to certain distributions to Non-U.S. stockholders if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding tax or, if eligible, will be reported as such by us.
If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
Subject to the discussion in “— Foreign Account Tax Compliance Act” below, actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal income or withholding tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), or (ii) such non-U.S. stockholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, both distributions (actual or deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30.0% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for a Non-U.S. stockholder.
Dividend Reinvestment Plan
Under our dividend reinvestment plan, if a Non-U.S. stockholder owns shares of our common stock registered in the Non-U.S. stockholder’s own name, the Non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of our common stock unless it opts out of the dividend reinvestment plan by delivering notice to the plan administrator prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan” in this prospectus. If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gain dividend or interest-related dividend, if applicable, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), the full amount of the distribution generally will be reinvested in our common stock and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.
Backup Withholding and Information Reporting
We must generally report to our Non-U.S. stockholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. stockholder’s conduct of a U.S. trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. stockholder is a resident for tax purposes. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. stockholder, provided the Non-U.S. stockholder furnishes to us the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN or IRS Form W-8BEN-E, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. stockholder’s U.S. federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.
Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and foreign tax consequences, of an investment in shares of our common stock.
Foreign Account Tax Compliance Act
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain financial information associated with the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Certain State, Local and Foreign Tax Matters
We and our shareholders may be subject to state, local or foreign taxation in various jurisdictions in which we or they transact business, own property or reside. The state, local or foreign tax treatment of us and our shareholders may not conform to the U.S. federal income tax treatment discussed above. In particular, our investments in foreign securities may be subject to foreign withholding taxes. The imposition of any such foreign, state, local or other taxes would reduce cash available for distribution to our shareholders, and our shareholders would not be entitled to claim a credit or deduction with respect to such taxes. Prospective investors should consult with their own tax advisers regarding the application and effect of state, local and foreign income and other tax laws on an investment in shares of our common stock.

REGULATION
For more information on regulation please see the section entitled “Regulation as a Business Development Company” in “Item 1 – Business” of our most recent Annual Report on Form 10-K, which is incorporated herein by reference. See “Available Information” below for more information regarding where you can obtain a copy of our codes of ethics and the Proxy Voting Policies and Procedures of our Investment Adviser.
Fundamental Investment Policies
Neither our investment objective nor our investment policies are identified as fundamental. Accordingly, our investment objective and policies may be changed by us without the approval of our shareholders.
NYSE Corporate Governance Regulations
The NYSE has adopted corporate governance regulations with which listed companies must comply with. We intend to be in compliance with such corporate governance listing standards applicable to BDCs. We intend to monitor our compliance with all such listing standards and any future listing standards and to take all necessary actions to ensure that we are in compliance therewith. If we were to be delisted by NYSE, the liquidity of our common stock would be materially impaired.

PLAN OF DISTRIBUTION
We may offer, from time to time, our common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities directly to one or more purchasers, including to existing shareholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing shareholders, (ii) with the prior approval of the majority of our common shareholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common shareholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of Financial Industry Regulatory Authority (“FINRA”) or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 8.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE under the symbol “NCDL”. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

SAFEKEEPING AGENT, CUSTODIAN, TRANSFER AGENT, DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities and loan documents are held by U.S. Bank pursuant to a custody agreement. The principal business address of U.S. Bank is West Side Flats St. Paul, 60 Livingston Ave., Saint Paul, Minnesota 55107. Computershare, Inc. serves as our transfer agent, distribution paying agent and registrar. The principal business of Computershare, Inc. is 150 Royall Street, Canton, Massachusetts 02021.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board, Nuveen Asset Management is responsible for managing certain of our liquid investments pursuant to the NAM Sub-Advisory Agreement and therefore is primarily responsible for the execution of any publicly traded securities and the allocation of brokerage commissions. Nuveen Asset Management does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Nuveen Asset Management generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, Nuveen Asset Management may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Churchill determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS
Certain legal matters regarding the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements incorporated in this registration statement by reference to the Annual Report on Form 10-K for the year ended December 31, 2023 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The principal business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, New York, 10017.
AVAILABLE INFORMATION
This prospectus is part of a registration statement on Form N-2 we filed with the SEC under the Securities Act. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.
We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. This information will also be available free of charge by contacting us at 375 Park Avenue, 9th Floor, New York, New York 10152, by telephone at (212) 478-9200, or on our website at www.ncdl.com. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. We may “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.
We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.
This prospectus and any accompanying prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:
•our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on February 27, 2024;
•our Quarterly Report on Form 10-Q for the three months ended March 31, 2024, filed with the SEC on May 9, 2024;
•our Quarterly Report on Form 10-Q for the six months ended June 30, 2024, filed with the SEC on August 7, 2024;
•our Quarterly Report on Form 10-Q for the nine months ended September 30, 2024, filed with the SEC on November 7, 2024;
•our Current Reports on Form 8-K (other than information furnished rather than filed) filed on January 11, 2024, January 30, 2024, February 15, 2024, February 23, 2024, March 11, 2024, March 20, 2024, April 15, 2024, June 3, 2024, September 3, 2024, and October 8, 2024;
•our Definitive Proxy Statement on Schedule 14A, filed on April 15, 2024 (to the extent incorporated by reference into Part III of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023); and
•the description of our common stock contained in Exhibit 4.2 of our Annual Report on Form 10-K for the year ended December 31, 2023, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.
To obtain copies of these filings, see “Available Information” in this prospectus, or you may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling the following address and telephone number:
Nuveen Churchill Direct Lending Corp.
375 Park Avenue, 9th Floor
New York, NY 10152
(212) 478-9200
You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

Nuveen Churchill Direct Lending Corp.
Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

PROSPECTUS
December 19, 2024

PART C
Other Information
Item 25. Financial Statements and Exhibits
(1)    Financial Statements
The unaudited interim consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 have been incorporated by reference in this registration statement in “Part A—Information Required in a Prospectus.”
The consolidated financial statements as of December 31, 2023 and December 31, 2022, for each of the three years in the period ended December 31, 2023, have been incorporated by reference in this registration statement in “Part A—Information Required in a Prospectus”.
(2)    Exhibits

(a)(1)	Articles of Amendment and Restatement (1)

(a)(2)	Articles of Amendment (2)

(b)(1)	Bylaws (1)

(b)(2)	Certificate of Merger of Churchill Middle Market CLO V Ltd. (1)

(c)	Not Applicable

(d)(1)	Form of Subscription Agreement (1)

(d)(2)	Form of Stock Certificate (1)

(d)(3)	Statement of Eligibility of Trustee on Form T-1*

(d)(4)	Form of Base Indenture by and between Nuveen Churchill Direct Lending Corp., as issuer, and U.S. Bank Trust Company, National Association, as trustee*

(e)	Amended and Restated Dividend Reinvestment Plan (20)

(f)	Not Applicable

(g)(1)	Amended and Restated Investment Advisory Agreement between Nuveen Churchill Direct Lending Corp. and Churchill DLC Advisor LLC, dated as of January 29, 2024 (20)

(g)(2)	Third Amended and Restated Investment Sub-Advisory Agreement by and between Nuveen Churchill Advisors LLC and Churchill Asset Management LLC, dated as of March 8, 2022 (9)

(g)(3)	Investment Sub-Advisory Agreement by and among Churchill DLC Advisor LLC, Churchill Asset Management LLC, and Nuveen Asset Management LLC, dated as of January 29, 2024 (20)

(h)(1)	Form of Underwriting Agreement for equity securities**

(h)(2)	Form of Underwriting Agreement for debt securities**

(i)	Not Applicable

(j)(1)	Custody Agreement between Nuveen Churchill BDC Inc. and U.S. Bank National Association (1)

(k)(1)	Administration Agreement between Nuveen Churchill BDC Inc. and Nuveen Churchill Administration LLC (1)

(k)(2)	Expense Support Agreement between Nuveen Churchill BDC Inc. and Nuveen Churchill Advisors LLC (1)

(k)(3)	Transfer Agent Servicing Agreement between Nuveen Churchill BDC Inc. and U.S. Bancorp Fund Services, LLC (1)

(k)(4)	Transfer Agency and Service Agreement between Nuveen Churchill Direct Lending Corp. and Computershare Inc., and its affiliate Computershare Trust Company, N.A. (22)

(k)(5)
Revolving Credit Agreement, dated as of September 10, 2020, by and among Nuveen Churchill Direct Lending Corp., as the borrower, Sumitomo Mitsui Banking Corporation, as the administrative agent, and the lenders (3)

(k)(6)
First Amendment to Revolving Credit Agreement, dated as of September 1, 2022, by and among Nuveen Churchill Direct Lending Corp. as the borrower, the banks and financial institutions listed therein, and Sumitomo Mitsui Banking Corporation, as the administrative agent, letter of credit issuer and a lender (14)

(k)(7)
Second Amendment to the Amended and Restated Loan and Security Agreement, dated as of March 31, 2022, by and among Nuveen Churchill BDC SPV I, LLC as borrower, Nuveen Churchill Direct Lending Corp., as the collateral manager, the Lenders, Wells Fargo Bank, National Association, as administrative agent, and U.S. Bank National Association, as collateral agent and custodian (8)

(k)(8)
Borrower Joinder Agreement, dated as of May 5, 2022, among Nuveen Churchill BDC SPV I, LLC, Nuveen Churchill BDC SPV III, LLC and Wells Fargo Bank, National Association, as the administrative agent (11)

(k)(9)
Form of Omnibus Amendment to Transaction Documents, dated as of October 28, 2020, by and among Nuveen Churchill BDC SPV I LLC, as borrower, Nuveen Churchill Direct Lending Corp., as collateral manager and equity investor, and Wells Fargo Bank, National Association, as administrative agent and lender (4)

(k)(10)
Form of Loan and Servicing Agreement, dated November 24, 2020, by and among Nuveen Churchill BDC SPV II, LLC, as the borrower, Nuveen Churchill Direct Lending Corp., as the servicer, Sumitomo Mitsui Banking Corporation, as the administrative agent, the collateral agent, and the lender, and U.S. Bank National Association, as the collateral custodian and the account bank (5)

(k)(11)
First Amendment to the Loan and Servicing Agreement, dated as of December 23, 2021, by and among Nuveen Churchill BDC SPV II, LLC, as the borrower, the Company, as the servicer, Sumitomo Mitsui Banking Corporation, as the administrative agent, the collateral agent, and the lender, and U.S. Bank National Association, as the collateral administrator, the collateral custodian and the account bank (6)

(k)(12)
Second Amendment to Loan and Servicing Agreement, dated as of June 29, 2022, by and among Nuveen Churchill BDC SPV II, LLC, as the borrower, Nuveen Churchill Direct Lending Corp., as the servicer, Sumitomo Mitsui Banking Corporation, as the lender and the administrative agent, U.S. Bank Trust Company, National Association, as the collateral administrator, and U.S. Bank National Association, as the account bank and the collateral custodian (13)

(k)(13)
Purchase and Placement Agreement, dated as of April 22, 2022, by and among Churchill NCDLC CLO-I LLC, Wells Fargo Securities, LLC, as initial purchaser and NatWest Markets Plc, as co-placement agent (10)

(k)(14)	Indenture and Security Agreement, dated as of May 20, 2022, by and between Churchill NCDLC CLO-I, LLC, as issuer, and U.S. Bank Trust Company, National Association, as trustee (12)

(k)(15)	Collateral Management Agreement, dated as of May 20, 2022, by and between Churchill NCDLC CLO-I, LLC, as issuer, and Nuveen Churchill Direct Lending Corp., as collateral manager (12)

(k)(16)
Class A-L Loan Agreement, dated May 20, 2022, by and among Churchill NCDLC CLO-I, LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and as trustee under the indenture, and each of the Class A-L lenders party thereto (12)

(k)(17)
Amended and Restated Loan and Servicing Agreement, dated as of October 13, 2023, by and among each of the borrowers from time to time party hereto, as the borrower, Nuveen Churchill Direct Lending Corp., as the servicer, Sumitomo Mitsui Banking Corporation, as the administrative agent, collateral agent, and as the lender, U.S. Bank Trust Company, National Association, as the collateral manager, and U.S. Bank National Association as the collateral custodian and as the account bank (17)

(k)(18)	Borrower Joinder Agreement dated as of October 19, 2023, among Nuveen Churchill BDC SPV II, LLC, Nuveen Churchill BDC SPV IV, LLC and Sumitomo Mitsui Bank Corporation, as administrative agent (17)

(k)(19)
Senior Secured Revolving Credit Agreement, dated as of June 23, 2023, by and among Nuveen Churchill Direct Lending Corp., as the borrower, Sumitomo Mitsui Banking Corporation, as the administrative agent and the lenders (16)

(k)(20)	Indenture and Security Agreement, dated as of December 7, 2023, by and between Churchill NCDLC CLO-II, LLC, as issuer, and U.S. Bank Trust Company, National Association, as trustee (18)

(k)(21)
Placement Agreement, dated as of December 7, 2023, by and among Churchill NCDLC CLO-II, LLC, as issuer, SMBC Nikko Securities America, Inc., as placement agent, and Capital One Securities, Inc., as co-placement agent (18)

(k)(22)	Collateral Management Agreement, dated as of December 7, 2023, by and among Churchill NCDLC CLO-II, LLC, as issuer, and Nuveen Churchill Direct Lending Corp., as collateral manager (18)

(k)(23)
Class A-L-A Loan Agreement, dated December 7, 2023, by and among Churchill NCDLC CLO-II, LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and as trustee under the indenture and security agreement, and each of the Class A-L-A Lenders party thereto (18)

(k)(24)
Class A-L-B Loan Agreement, dated December 7, 2023, by and among Churchill NCDLC CLO-II, LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and as trustee under the indenture and security agreement, and each of the Class A-L-B Lenders party thereto (18)

(k)(25)	Purchase and Placement Agreement, dated February 9, 2024, by and among Churchill NCDLC CLO-III LLC, as issuer, and Wells Fargo Securities, LLC, as initial purchaser (21)

(k)(26)	Indenture, dated as of March 14, 2024, by and between Churchill NCDLC CLO-III, LLC, as issuer, and U.S. Bank Trust Company, National Association, as trustee (23)

(k)(27)	Collateral Management Agreement, dated as of March 14, 2024, by and between Churchill NCDLC CLO-III, LLC, as issuer, and Nuveen Churchill Direct Lending Corp., as collateral manager (23)

(k)(28)
Third Amendment to Loan and Security Agreement, dated as of March 14, 2024, by and among Nuveen Churchill BDC SPV V, LLC, as borrower, Nuveen Churchill Direct Lending Corp., as the collateral manager and the equity investor, and Wells Fargo Bank National Association, as administrative agent and lender (23)

(k)(29)
Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of April 9, 2024, by and among Nuveen Churchill Direct Lending Corp., as borrower, NCDL Equity Holdings LLC, as subsidiary guarantor, the lenders and issuing banks party thereto, Sumitomo Mitsui Banking Corporation, as administrative agent for the lenders (23)

(k)(30)
Fifth Amendment to the Amended and Restated Loan and Security Agreement, dated August 27, 2024, by and among Nuveen Churchill BDC SPV V, LLC, as borrower, Nuveen Churchill Direct Lending Corp., as the collateral manager and equity investor, and Wells Fargo Bank, National Association, as administrative agent and a lender (24)

(k)(31)
Amendment No. 2 to Senior Secured Revolving Credit Agreement, dated as of October 4, 2024, by and among Nuveen Churchill Direct Lending Corp., as borrower, NCDL Equity Holdings LLC, as subsidiary guarantor, the issuing banks party thereto, and Sumitomo Mitsui Banking Corporation, as administrative agent (25)

(l)	Opinion and Consent of Eversheds Sutherland (US) LLP*

(m)	Not Applicable

(n)(1)	Consent of PricewaterhouseCoopers LLP*

(n)(2)	Report of PricewaterhouseCoopers LLP*

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)(1)	Independent Director Code of Ethics of Nuveen Churchill Direct Lending Corp. (19)

(r)(2)	Code of Ethics of Nuveen, LLC (15)

(s)	Calculation of Filing Fee Table*

(t)	Power of Attorney*

__________________
*Filed herewith.
**    To be filed by amendment.
(1)Previously filed on January 29, 2020 with Amendment No. 1 to the Company’s Registration Statement on Form 10 (File No. 000-56133) and incorporated by reference herein.

(2)Previously filed on June 2, 2020 with the Company's Current Report on Form 8-K and incorporated by reference herein.
(3)Previously filed on September 15, 2020 with the Company's Current Report on Form 8-K and incorporated by reference herein.
(4)Previously filed on October 30, 2020 with the Company's Current Report on Form 8-K and incorporated by reference herein.
(5)Previously filed on November 30, 2020 with the Company's Current Report on Form 8-K and incorporated by reference herein.
(6)Previously filed on December 28, 2021 with the Company's Current Report on Form 8-K and incorporated by reference herein.
(7)Previously filed on March 12, 2021 with the Company's Annual Report on Form 10-K and incorporated by reference herein.
(8)Previously filed on April 5, 2022 with the Company's Current Report on Form 8-K and incorporated by reference herein.
(9)Previously filed on March 8, 2022 with the Company's Annual Report on Form 10-K and incorporated by reference herein.
(10)Previously filed on April 22, 2022 with the Company's Current Report on Form 8-K and incorporated by reference herein.
(11)Previously filed on May 10, 2022 with the Company's Quarterly Report on Form 10-Q and incorporated by reference herein.
(12)Previously filed on May 25, 2022 with the Company's Current Report on Form 8-K and incorporated by reference herein.
(13)Previously filed on July 5, 2022 with the Company's Current Report on Form 8-K and incorporated by reference herein.
(14)Previously filed on September 7, 2022 with the Company's Current Report on Form 8-K and incorporated by reference herein.
(15)Previously filed on March 9, 2023 with the Company’s Annual Report on Form 10-K and incorporated by reference herein.
(16)Previously filed on June 28, 2023 with the Company's Current Report on Form 8-K and incorporated by reference herein.
(17)Previously filed on October 30, 2023 with the Company's Quarterly Report on Form 10-Q and incorporated by reference herein.
(18)Previously filed on December 12, 2023 with the Company's Current Report on Form 8-K and incorporated by reference herein.
(19)Previously filed on January 24, 2024 with Pre-Effective Amendment No. 2 to the Company's Registration Statement on Form N-2 and incorporated by reference herein.
(20)Previously filed on January 30, 2024 with the Company's Current Report on Form 8-K and incorporated by reference herein.
(21)Previously filed on February 15, 2024 with the Company's Current Report on Form 8-K and incorporated by reference herein.
(22)Previously filed on February 27, 2024 with the Company’s Annual Report on Form 10-K and incorporated by reference herein.
(23)Previously filed on May 9, 2024 with the Company’s Quarterly Report on Form 10-Q and incorporated by reference herein.
(24)Previously filed on September 3, 2024 with the Company’s Current Report on Form 8-K and incorporated by reference herein.
(25)Previously filed on October 8, 2024 with the Company’s Current Report on Form 8-K and incorporated by reference herein.
Item 26. Marketing Arrangements
The information contained under the heading “Plan of Distribution” in Part A of this Registration Statement is incorporated herein by reference.
Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$—	(1)
FINRA filing fee	—	(2)
NYSE listing fee	—	(2)
Accounting fees and expenses	—	(2)
Legal fees and expenses	—	(2)
Printing and engraving	—	(2)
Miscellaneous fees and expenses	—	(2)
Total	$—	(2)
__________________
(1)In accordance with Rules 456(b) and 457(r) promulgated under the Securities Act, we are deferring payment of all registration fees. Any registration fees will be paid subsequently on a pay-as-you-go basis.
(2)These fees will be calculated based on the securities offered and the number of issuances and, accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.
Item 28. Persons Controlled By Or Under Common Control
The following list sets forth each of our subsidiaries, the state under whose laws the subsidiary is organized and the voting securities owned by us, directly or indirectly, in such subsidiary:

NCDL CLO-I, LLC (Delaware)	100.0%
NCDL CLO-II, LLC (Delaware)	100.0%
NCDL CLO-III, LLC (Delaware)	100.0%
Nuveen Churchill BDC SPV IV, LLC (Delaware)	100.0%
Nuveen Churchill BDC SPV V, LLC (Delaware)	100.0%
NCDL Equity Holdings LLC (Delaware)	100.0%

Each of our subsidiaries is consolidated for financial reporting purposes.
In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in Part A of this Registration Statement.
Item 29. Number of Holders of Securities
The following table sets forth the number of record holders of our common stock as of December 17, 2024.

Title of Class	Number of Record Holders
Common Stock	79
Item 30. Indemnification
Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter also permits us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good-faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
The Registrant has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.
The Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Churchill DLC Advisor LLC, and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Advisory Agreement or otherwise as investment adviser of the Registrant.
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, Nuveen Churchill Administration LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as administrator for the Registrant.
Item 31. Business And Other Connections of Investment Adviser
A description of any other business, profession, vocation, or employment of a substantial nature in which the Advisers, and each managing director, director, or executive officer of the Advisers, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Portfolio Management”. Additional information regarding the Adviser and Churchill and their officers and managing members is set forth in its respective Form ADV, as filed with the SEC (SEC File No. 801-117277 and SEC File No. 801-81144, respectively), and are incorporated herein by reference.
Item 32. Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:
(1)the Registrant, Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152;
(2)the custodian, U.S. Bank Trust Company, National Association, West Side Flats St. Paul, 60 Livingston Ave., Saint Paul, Minnesota 55107;
(3)the transfer agent, Computershare, Inc., 150 Royall Street, Canton, Massachusetts 02021;
(4)the Adviser, 375 Park Avenue, 9th Floor, New York, NY 10152;

(5)Churchill, 375 Park Avenue, 9th Floor, New York, NY 10152; and
(6)the Administrator, 375 Park Avenue, 9th Floor, New York, NY 10152.
Item 33. Management Services
Not Applicable.
Item 34. Undertakings
(1)Not applicable.
(2)Not applicable.
(3)The Registrant hereby undertakes:
a.to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(i)to include any prospectus required by Section 10(a)(3) of the Securities Act;
(ii)to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(iii)to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
Provided, however, that paragraphs 3(a)(i), (ii), and (iii) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of Form N-2 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;
b.that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
c.to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
d.that, for the purpose of determining liability under the Securities Act to any purchaser:
(i)if the Registrant is relying on Rule 430B:
(A)Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
(ii)if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;
e.that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:
The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(i)any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
(ii)any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;
(iii)the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iv)any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(4)The Registrant hereby undertakes:
a.for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and
b.for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;
(5)The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
(7)The undersigned Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 19th day of December, 2024.

NUVEEN CHURCHILL DIRECT LENDING CORP.

By:	/s/ KENNETH KENCEL
Kenneth Kencel
President and Chief Executive Officer
(Principal Executive Officer) and Chairman of the Board of Directors
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints Shaul Vichness and John D. McCally, and each of them to act without the other, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and on his or her behalf, name, place and stead, in any and all capacities to sign, execute and file this Registration Statement on Form N-2 under the Securities Act, and any or all amendments to this Registration Statement (including, without limitation, post-effective amendments) and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed by the following persons, in the capacities indicated, on the 19th day of December, 2024.

Signature	Title
/s/ KENNETH KENCEL	President, Chief Executive Officer (Principal Executive Officer) and Chairman of the Board of Directors
Kenneth Kencel

/s/ SHAUL VICHNESS	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
Shaul Vichness

/s/ REENA AGGARWAL	Director
Reena Aggarwal

/s/ DAVID KIRCHHEIMER	Director
David Kirchheimer

/s/ KENNETH MIRANDA	Director
Kenneth Miranda

/s/ MICHAEL PERRY	Director
Michael Perry

/s/ STEPHEN POTTER	Director
Stephen Potter

/s/ JAMES RITCHIE	Director
James Ritchie